UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04253

MFS SERIES TRUST XV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2016

MFS® COMMODITY STRATEGY FUND

CMS-ANN

MFS® COMMODITY STRATEGY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (c)(i)

Fixed income sectors (i)
Investment Grade Corporates	49.0%
Asset-Backed Securities	9.5%
Non-U.S. Government Bonds	4.3%
Emerging Markets Bonds	2.6%
U.S. Treasury Securities	2.0%
Mortgage-Backed Securities	1.3%
U.S. Government Agencies	1.0%
Residential Mortgage-Backed Securities	0.7%
High Yield Corporates	0.6%
Collateralized Debt Obligations	0.6%
Commercial Mortgage-Backed Securities	0.3%

Commodity exposure (c)(i)

Composition including fixed income credit quality (a)(i)
AAA	13.2%
AA	11.6%
A	18.5%
BBB	23.6%
BB	0.5%
B	0.1%
U.S. Government	2.0%
Federal Agencies	2.3%
Not Rated	0.1%
Non-Fixed Income	100.5%
Cash & Cash Equivalents	28.6%
Other	(101.0)%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(c)	MFS expects to gain exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options, and/or swaps). MFS may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes. The fund’s and the Subsidiary’s investments in commodity-linked derivatives and/or commodity-linked notes are leveraged (i.e. involves investment exposure greater than the amount of the investment). For more information about commodity-linked derivatives and commodity-linked notes and the risks of investing in such notes, please see the Notes to Consolidated Financial Statements and the fund’s prospectus.
(i)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

The fund invests a portion of its assets in the MFS Commodity Strategy Portfolio, a wholly-owned subsidiary of the fund. Percentages reflect exposure to the underlying holdings of the MFS Commodity Strategy Portfolio and not to the exposure from investing directly in the MFS Commodity Strategy Portfolio itself.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2016, Class A shares of the MFS Commodity Strategy Fund (“fund”) provided a total return of –0.61%, at net asset value. This compares with a return of –2.62% for the fund’s benchmark, the Bloomberg Commodity Index.

The fund’s investment adviser expects to gain exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The Subsidiary gains exposure to the commodities markets by investing in commodity-linked derivatives (such as commodity-linked futures, options and/or swaps). The fund’s investment adviser may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Factors Affecting Performance

Over the reporting period, the fund outperformed the Bloomberg Commodity Index. The fund’s investment in debt securities was a primary contributor to relative performance as fixed income securities outpaced commodities over the reporting

4

Management Review – continued

period. The portion of the fund’s return derived from yield, which was greater than that of the benchmark, was a contributor to relative returns. Additionally, an underweight exposure to WTI crude oil, and overweight exposure to cotton commodities further supported relative returns.

The timing of the fund’s exposure to lean hogs commodities dampened relative returns as this segment lagged the benchmark during the summer months when lean hogs sold off.

Respectfully,

James Calmas	Ben Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	6/02/10	(0.61)%	(10.02)%	(4.95)%
I	6/02/10	(0.20)%	(9.77)%	(4.69)%
R6 (formerly Class R5)	9/04/12	(0.20)%	N/A	(11.49)%
Comparative benchmark
Bloomberg Commodity Index (f)		(2.62)%	(10.61)%	(5.63)%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.33)%	(11.08)%	(5.82)%

Class I and R6 shares do not have a sales charge.

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

Benchmark Definition

Bloomberg Commodity Index – designed to be a highly liquid and diversified benchmark for the commodity futures market. The Index tracks trades on futures contracts for physical commodities, such as energy (petroleum, gas), precious metals (gold, silver), industrial metals (zinc, copper), grains (corn, wheat), livestock (live cattle/lean hogs), among others, and are traded in a variety of currencies.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs,

including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.06%	$1,000.00	$998.31	$5.32
	Hypothetical (h)	1.06%	$1,000.00	$1,019.81	$5.38
I	Actual	0.82%	$1,000.00	$1,000.00	$4.12
	Hypothetical (h)	0.82%	$1,000.00	$1,021.01	$4.17
R6 (formerly Class R5)	Actual	0.81%	$1,000.00	$1,000.00	$4.07
	Hypothetical (h)	0.81%	$1,000.00	$1,021.06	$4.12

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

CONSOLIDATED PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 71.7%
Issuer	Shares/Par	Value ($)
Asset-Backed & Securitized - 11.2%
Adirondack Park CLO Ltd., FRN, 2.03%, 4/15/2024 (z)	$290,000	$288,745
AmeriCredit Automobile Receivables Trust, 2015-3, “A2A”, 1.07%, 1/08/2019	475,231	475,066
AmeriCredit Automobile Receivables Trust, 2016-3, “A2A”, 1.37%, 11/08/2019	970,000	970,735
ARI Fleet Lease Trust, “A2”, 0.81%, 11/15/2022 (n)	119,513	119,361
ARI Fleet Lease Trust, 2016-A, “A2”, 1.82%, 7/15/2024 (n)	1,185,000	1,186,178
Atrium CDO Corp., FRN, 2%, 7/16/2025 (z)	475,000	472,556
Capital Auto Receivables Asset Trust, 2016-3, “A2A”, 1.36%, 4/22/2019	530,000	530,175
Capital One Multi-Asset Execution Trust, 2016-A4, “A4”, 1.33%, 6/15/2022	2,500,000	2,496,501
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)	1,031,000	1,039,291
Chesapeake Funding LLC, “A”, FRN, 0.975%, 1/07/2025 (n)	351,090	351,045
Chesapeake Funding LLC, 2015-1A, “A”, FRN, 1.025%, 2/07/2027 (n)	2,019,394	2,016,594
Chrysler Capital Auto Receivables Trust 2016-A, 1.47%, 4/15/2019 (n)	980,000	981,607
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.6%, 1/15/2020 (z)	740,000	739,924
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 12/11/2049	254,553	255,405
Colony Starwood Homes, 2016-2A, “A”, 1%, 12/17/2033 (z)	1,490,000	1,491,453
Credit Acceptance Auto Loan Trust, 2015-2A, “A”, 2.4%, 2/15/2023 (n)	1,524,000	1,535,916
Credit Acceptance Auto Loan Trust, 2016-2A, “A”, 2.42%, 11/15/2023 (n)	1,400,000	1,405,285
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024 (z)	1,493,000	1,492,774
Credit Suisse Commercial Mortgage Trust, “A4”, FRN, 5.936%, 9/15/2039	373,139	380,445
Cutwater Ltd., 2014-1A, “A”, FRN, 2.4%, 7/15/2026 (z)	1,100,000	1,098,913
CWCapital Cobalt Ltd., “A4”, FRN, 5.757%, 5/15/2046	498,913	507,667
DT Auto Owner Trust, 2016-2A, “A”, 1.73%, 8/15/2019 (n)	442,248	442,910
Enterprise Fleet Financing LLC, 1.74%, 2/22/2022 (n)	850,000	851,466
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)	161,527	161,447
Exeter Automobile Receivables Trust, 2015-1A, “A”, 1.6%, 6/17/2019 (n)	308,598	308,627

10

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Exeter Automobile Receivables Trust, 2015-2A, “A”, 1.54%, 11/15/2019 (n)	$461,519	$461,037
Exeter Automobile Receivables Trust, 2016-1A, “A”, 2.35%, 7/15/2020 (n)	350,681	352,311
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020 (z)	1,855,000	1,854,877
Flagship Credit Auto Trust, 2016-1, “A”, 2.77%, 12/15/2020 (n)	853,132	861,986
Ford Credit Auto Owner Trust, 2014-1,“A”, 2.26%, 11/15/2025 (n)	406,000	413,175
Ford Credit Auto Owner Trust, 2014-2,“A”, 2.31%, 4/15/2026 (n)	1,602,000	1,634,633
Ford Credit Floorplan Master Owner Trust, 2015-1, “A2”, FRN, 0.934%, 1/15/2020	2,500,000	2,503,508
GE Dealer Floorplan Master Note Trust, 2014-1, “A”, FRN, 0.905%, 7/20/2019	1,700,000	1,701,019
GM Financial Automobile Leasing Trust, 2015-3A, “A2”, 1.17%, 6/20/2018	1,086,762	1,086,335
GO Financial Auto Securitization Trust, 2015-1, “A”, 1.81%, 3/15/2018 (n)	66,674	66,634
GO Financial Auto Securitization Trust, 2015-2, “A”, 3.27%, 11/15/2018 (n)	319,889	320,406
Hertz Fleet Lease Funding LP, 2013-3, “A”, FRN, 1.079%, 12/10/2027 (n)	362,381	362,358
Hertz Fleet Lease Funding LP, 2016-1, “A2”, 1.96%, 4/10/2030 (n)	920,000	927,223
Hyundai Auto Lease Securitization Trust, 2015-A, “A2”, 1%, 10/16/2017 (n)	257,833	257,824
Hyundai Auto Lease Securitization Trust, 2016-C, “A2”, 1.3%, 3/15/2019 (n)	1,620,000	1,619,044
Hyundai Auto Receivables Trust 2015-C, “A2A”, 0.99%, 11/15/2018	558,345	558,126
JPMorgan Chase Commercial Mortgage Securities Corp., 5.42%, 1/15/2049	327,060	328,748
Kubota Credit Owner Trust, 2015-1A, “A2”, 0.94%, 12/15/2017 (n)	418,652	418,615
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.411%, 10/20/2026 (z)	747,605	747,087
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)	951,150	948,499
Mercedes-Benz Auto Lease Trust, 2015-B, “A2A”, 1%, 1/16/2018	1,210,639	1,210,686
Mercedes-Benz Master Owner Trust, 2016-AA, “A, FRN, 1.114%, 5/15/2020 (n)	1,570,000	1,576,265
Motor PLC, 2015-1A, “A1”, FRN, 1.134%, 6/25/2022 (n)	1,502,539	1,500,765
Nationstar HECM Loan Trust, 2015-2A, “A”, 2.882%, 11/25/2025 (n)	293,545	293,663
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026 (z)	423,959	425,682
Navient Student Loan Trust, 2016-AA , “A1”, FRN, 1.634%, 12/15/2025 (n)	450,229	452,140
Navient Student Loan Trust, 2016-3A, “A1”, FRN, 1.134%, 6/25/2065 (n)	723,508	724,817

11

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Nextgear Floorplan Master Owner Trust, 2015-1A, “A”, 1.8%, 7/15/2019 (n)	$2,327,000	$2,327,803
Nissan Master Owner Trust Receivables 2015, “A-1”, FRN, 0.934%, 1/15/2020	1,140,000	1,141,140
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021 (z)	597,588	599,337
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019 (z)	490,000	489,430
Santander Drive Auto Receivable Trust, 2016-2A, “A2”, 1.38%, 7/15/2019	572,010	572,754
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018 (z)	750,000	750,000
Sierra Receivables Funding Co. LLC, 2015-1A, “A”, 2.4%, 3/22/2032 (n)	606,838	607,669
Suntrust Auto Receivables Trust, 0.99%, 6/15/2018 (n)	871,029	870,918
Sway Residential Trust, 2014-1, “A”, FRN, 1.834%, 1/17/2032 (n)	986,234	987,166
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 1.784%, 5/17/2032 (n)	706,394	706,394
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.589%, 11/17/2033 (z)	1,030,000	1,028,608
Verizon Owner Trust, 2016-1A, “A”, 1.42%, 1/20/2021 (n)	1,880,000	1,882,222
Volkswagen Credit Auto Master Trust, 2014-1A, “A1”, FRN, 0.875%, 7/22/2019 (n)	2,700,000	2,694,771
Volvo Financial Equipment LLC, “A2”, 1.44%, 10/15/2018 (n)	1,061,000	1,062,246
Wheels SPV LLC, 2014-1A, “A2”, 0.84%, 3/20/2023 (n)	294,673	294,331
Wheels SPV LLC, 2015-1A, “A2”, 1.27%, 4/22/2024 (n)	1,651,898	1,651,894

		$62,874,232
Automotive - 4.0%
American Honda Finance Corp., 1.6%, 7/13/2018	$2,000,000	$2,011,974
American Honda Finance Corp., FRN, 1.307%, 9/20/2017	460,000	461,534
Daimler Finance North America LLC, 2.4%, 4/10/2017 (n)	520,000	522,757
Daimler Finance North America LLC, 1.875%, 1/11/2018 (n)	1,300,000	1,306,435
Daimler Finance North America LLC, 1.65%, 5/18/2018 (n)	2,750,000	2,753,597
Ford Motor Credit Co. LLC, 2.021%, 5/03/2019	340,000	339,935
Ford Motor Credit Co. LLC, FRN, 1.36%, 9/08/2017	1,860,000	1,859,905
Ford Motor Credit Co. LLC, FRN, 1.816%, 1/09/2018	1,770,000	1,777,193
Hyundai Capital America, 2%, 3/19/2018 (n)	2,022,000	2,029,103
Hyundai Capital America, 2.4%, 10/30/2018 (n)	640,000	647,220
Nissan Motor Acceptance Corp., FRN, 1.385%, 3/03/2017 (n)	1,000,000	1,001,710
Toyota Motor Credit Corp., 1.7%, 2/19/2019	1,190,000	1,195,982
Toyota Motor Credit Corp., FRN, 1.27%, 1/17/2019	1,620,000	1,623,574
Volkswagen Group of America Finance LLC, 1.65%, 5/22/2018 (n)	1,900,000	1,894,066
Volkswagen Group of America Finance LLC, FRN, 1.187%, 5/23/2017 (n)	1,260,000	1,257,969

12

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Automotive - continued
Volkswagen Group of America Finance LLC, FRN, 1.251%, 11/20/2017 (n)	$1,500,000	$1,495,697
Volkswagen International Finance N.V., 1.125%, 11/18/2016 (n)	570,000	570,029

		$22,748,680
Banks & Diversified Financials (Covered Bonds) - 0.2%
Credit Mutuel-CIC Home Loan, 1.5%, 11/16/2017 (n)	$1,000,000	$998,995

Broadcasting - 0.1%
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	$371,000	$371,007

Brokerage & Asset Managers - 0.4%
Franklin Resources, Inc., 1.375%, 9/15/2017	$182,000	$182,436
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	1,402,000	1,447,827
NYSE Euronext, 2%, 10/05/2017	486,000	490,237

		$2,120,500
Business Services - 0.6%
Cisco Systems, Inc., FRN, 1.115%, 3/03/2017	$1,800,000	$1,802,030
Fidelity National Information Services, Inc., 2.85%, 10/15/2018	450,000	460,247
Fidelity National Information Services, Inc., 2.25%, 8/15/2021	1,080,000	1,079,809

		$3,342,086
Chemicals - 1.5%
CF Industries, Inc., 6.875%, 5/01/2018	$1,487,000	$1,571,471
Chevron Phillips Chemical Co. LLC, 1.7%, 5/01/2018 (n)	3,000,000	3,003,789
Dow Chemical Co., 8.55%, 5/15/2019	2,000,000	2,330,378
LyondellBasell Industries N.V., 5%, 4/15/2019	1,560,000	1,667,422

		$8,573,060
Computer Software - 0.7%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 3.48%, 6/01/2019 (n)	$990,000	$1,015,739
Microsoft Corp., 2%, 11/03/2020	2,909,000	2,950,526

		$3,966,265
Computer Software - Systems - 0.3%
Apple, Inc., 1.7%, 2/22/2019	$705,000	$711,265
Apple, Inc., FRN, 1.009%, 5/03/2018	910,000	912,078

		$1,623,343
Conglomerates - 0.5%
ABB Finance (USA), Inc., 1.625%, 5/08/2017	$1,141,000	$1,143,898
Fortive Corp., 1.8%, 6/15/2019 (n)	500,000	501,294

13

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
Roper Industries, Inc., 1.85%, 11/15/2017	$1,164,000	$1,167,328

		$2,812,520
Consumer Products - 1.1%
Mattel, Inc., 1.7%, 3/15/2018	$226,000	$226,437
Mattel, Inc., 2.5%, 11/01/2016	400,000	400,000
Newell Brands, Inc., 2.6%, 3/29/2019	523,000	533,540
Newell Rubbermaid, Inc., 2.05%, 12/01/2017	426,000	428,517
Newell Rubbermaid, Inc., 2.875%, 12/01/2019	1,450,000	1,485,906
Reckitt Benckiser PLC, 2.125%, 9/21/2018 (n)	2,890,000	2,910,516

		$5,984,916
Consumer Services - 0.1%
Experian Finance PLC, 2.375%, 6/15/2017 (n)	$462,000	$464,533

Electrical Equipment - 0.4%
Amphenol Corp., 1.55%, 9/15/2017	$830,000	$831,212
Arrow Electronics, Inc., 3%, 3/01/2018	240,000	242,862
Molex Electronic Technologies LLC, 2.878%, 4/15/2020 (n)	1,408,000	1,407,138

		$2,481,212
Electronics - 0.4%
Intel Corp., 1.35%, 12/15/2017	$1,052,000	$1,055,907
Tyco Electronics Group S.A., 2.375%, 12/17/2018	281,000	284,971
Xilinx, Inc., 2.125%, 3/15/2019	890,000	899,496

		$2,240,374
Emerging Market Quasi-Sovereign - 0.6%
Corporacion Financiera de Desarrollo S.A., 3.25%, 7/15/2019 (n)	$1,170,000	$1,210,950
Korea Gas Corp., 2.25%, 7/25/2017 (n)	440,000	442,765
Petroleos Mexicanos, 3.125%, 1/23/2019	321,000	323,247
State Grid International Development Co. Ltd., 1.75%, 5/22/2018 (n)	1,342,000	1,343,584

		$3,320,546
Emerging Market Sovereign - 0.2%
State of Qatar, 2.375%, 6/02/2021 (n)	$1,090,000	$1,094,013

Energy - Independent - 0.0%
Anadarko Petroleum Corp., 6.375%, 9/15/2017	$196,000	$204,232

Energy - Integrated - 1.2%
BP Capital Markets PLC, 2.521%, 1/15/2020	$806,000	$820,598
Chevron Corp., 1.104%, 12/05/2017	567,000	566,982
Shell International Finance B.V., 1.125%, 8/21/2017	550,000	550,321

14

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Integrated - continued
Shell International Finance B.V., 1.375%, 5/10/2019	$2,500,000	$2,487,168
Shell International Finance B.V., FRN, 1.027%, 11/15/2016	1,800,000	1,800,369
Total Capital International S.A., 1.5%, 2/17/2017	600,000	600,857

		$6,826,295
Financial Institutions - 0.2%
LeasePlan Corp. N.V., 3%, 10/23/2017 (n)	$540,000	$545,955
LeasePlan Corp. N.V., 2.5%, 5/16/2018 (n)	405,000	408,498

		$954,453
Food & Beverages - 4.0%
Anheuser-Busch InBev Finance, Inc., 1.9%, 2/01/2019	$1,392,000	$1,402,821
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/2021	1,465,000	1,498,275
Anheuser-Busch InBev Finance, Inc., FRN, 2.15%, 2/01/2019	960,000	974,466
Anheuser-Busch InBev S.A., 1.375%, 7/15/2017	1,164,000	1,167,423
Diageo Capital PLC, 1.5%, 5/11/2017	850,000	852,243
General Mills, Inc., 1.4%, 10/20/2017	2,300,000	2,307,174
Ingredion, Inc., 1.8%, 9/25/2017	314,000	314,934
J.M. Smucker Co., 1.75%, 3/15/2018	1,000,000	1,003,916
Kraft Heinz Foods Co., 1.6%, 6/30/2017	1,550,000	1,553,207
Kraft Heinz Foods Co., 6.125%, 8/23/2018	1,560,000	1,685,268
Molson Coors Brewing Co., 2%, 5/01/2017	778,000	781,149
Mondelez International, Inc., FRN, 1.5%, 10/28/2019 (z)	1,870,000	1,872,235
Pernod-Ricard S.A., 2.95%, 1/15/2017 (n)	3,100,000	3,108,699
SABMiller Holdings, Inc., 2.45%, 1/15/2017 (n)	600,000	601,750
SABMiller Holdings, Inc., FRN, 1.446%, 8/01/2018 (n)	1,530,000	1,530,565
Tyson Foods, Inc., 2.65%, 8/15/2019	869,000	888,347
Want Want China Finance Co., 1.875%, 5/14/2018 (n)	680,000	676,735
Wm. Wrigley Jr. Co., 2.4%, 10/21/2018 (n)	96,000	97,432

		$22,316,639
Food & Drug Stores - 0.8%
CVS Health Corp., 1.2%, 12/05/2016	$550,000	$550,242
CVS Health Corp., 1.9%, 7/20/2018	2,000,000	2,015,418
Walgreens Boots Alliance, Inc., 1.75%, 11/17/2017	1,700,000	1,707,456
Walgreens Boots Alliance, Inc., 1.75%, 5/30/2018	170,000	170,815

		$4,443,931
Gaming & Lodging - 0.1%
Wyndham Worldwide Corp., 2.95%, 3/01/2017	$580,000	$582,516

Insurance - 1.4%
American International Group, Inc., 2.3%, 7/16/2019	$1,182,000	$1,199,354
American International Group, Inc., 3.3%, 3/01/2021	1,138,000	1,189,674

15

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - continued
MetLife Global Funding I, FRN, 1.256%, 4/10/2017 (n)	$1,700,000	$1,702,151
Metropolitan Life Global Funding I, 2%, 4/14/2020 (n)	2,200,000	2,211,526
Prudential Financial, Inc., FRN, 1.597%, 8/15/2018	1,250,000	1,247,723
Voya Financial, Inc., 2.9%, 2/15/2018	323,000	328,321

		$7,878,749
Insurance - Health - 0.5%
Aetna, Inc., 1.5%, 11/15/2017	$100,000	$100,241
Aetna, Inc., 1.9%, 6/07/2019	1,690,000	1,703,545
UnitedHealth Group, Inc., 1.45%, 7/17/2017	1,210,000	1,214,810

		$3,018,596
Insurance - Property & Casualty - 0.2%
Marsh & McLennan Cos., Inc., 2.35%, 9/10/2019	$1,300,000	$1,317,995

International Market Quasi-Sovereign - 2.9%
Bank Nederlandse Gemeenten N.V., 1.375%, 3/19/2018 (n)	$1,150,000	$1,154,200
CPPIB Capital, Inc., 1.25%, 9/20/2019 (z)	1,980,000	1,974,026
Dexia Credit Local S.A., 1.875%, 9/15/2021 (z)	2,010,000	1,988,505
Dexia Credit Local S.A., 2.25%, 1/30/2019 (n)	590,000	597,841
Electricite de France, 2.15%, 1/22/2019 (n)	1,200,000	1,213,388
KFW Government Development Banks, 0.875%, 4/19/2018	695,000	693,592
KFW Government Development Banks, 1.125%, 11/16/2018	1,200,000	1,200,359
Kommunalbanken A.S., 1.375%, 10/26/2020 (z)	720,000	717,237
Kommunalbanken A.S., 0.75%, 11/21/2016 (n)	560,000	559,990
Kommunalbanken A.S., 1%, 3/15/2018 (n)	330,000	329,492
Nederlandse Waterschapsbank N.V., 1.5%, 4/16/2018 (n)	1,570,000	1,577,671
Statoil A.S.A., 1.8%, 11/23/2016	350,000	350,166
Statoil A.S.A., FRN, 1.107%, 5/15/2018	852,000	851,535
Statoil A.S.A., FRN, 1.247%, 11/08/2018	490,000	491,473
Swedish Export Credit Corp., 1.125%, 8/28/2019	2,700,000	2,684,848

		$16,384,323
International Market Sovereign - 0.7%
Kingdom of Denmark, 0.875%, 3/20/2017 (n)	$500,000	$500,134
Kingdom of Sweden, 1%, 2/27/2018 (n)	1,100,000	1,099,919
Republic of Finland, 1%, 4/23/2019 (n)	2,300,000	2,292,203

		$3,892,256
Internet - 0.1%
Baidu, Inc., 2.75%, 6/09/2019	$539,000	$549,225

Local Authorities - 0.7%
Kommuninvest i Sverige AB, 1.125%, 9/17/2019 (z)	$2,390,000	$2,381,679
Kommuninvest i Sverige AB, 0.875%, 12/13/2016 (n)	450,000	450,105

16

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Local Authorities - continued
Province of Ontario, 1.1%, 10/25/2017	$1,110,000	$1,110,455

		$3,942,239
Major Banks - 7.7%
ABN AMRO Bank N.V., 4.25%, 2/02/2017 (n)	$1,420,000	$1,430,309
ABN AMRO Bank N.V., 1.8%, 6/04/2018 (n)	2,750,000	2,756,515
Bank of Montreal, 1.45%, 4/09/2018	3,010,000	3,014,054
BNP Paribas, 2.7%, 8/20/2018	1,090,000	1,110,220
BNP Paribas, FRN, 1.435%, 12/12/2016	280,000	280,224
BNP Paribas, FRN, 1.336%, 3/17/2017	600,000	600,655
Commonwealth Bank of Australia, 1.75%, 11/02/2018	1,000,000	1,003,192
Commonwealth Bank of Australia, FRN, 1%, 11/07/2019 (z)	1,860,000	1,861,648
Commonwealth Bank of Australia, FRN, 1.212%, 3/13/2017 (n)	410,000	410,343
Commonwealth Bank of Australia, FRN, 1.11%, 9/08/2017 (n)	1,800,000	1,799,635
DBS Bank Ltd., 2.35%, 2/28/2017 (n)	770,000	772,926
DNB Bank A.S.A., 3.2%, 4/03/2017 (n)	1,135,000	1,144,636
HSBC Bank PLC, FRN, 1.457%, 5/15/2018 (n)	1,294,000	1,294,320
Huntington National Bank, FRN, 1.306%, 4/24/2017	1,910,000	1,909,005
ING Bank N.V., 1.8%, 3/16/2018 (n)	3,100,000	3,106,693
ING Bank N.V., 3.75%, 3/07/2017 (n)	424,000	427,581
ING Bank N.V., 2.3%, 3/22/2019 (n)	500,000	505,716
Mitsubishi UFJ Financial Group, Inc., 2.95%, 3/01/2021	780,000	800,486
Mizuho Bank Ltd., FRN, 1.306%, 9/25/2017 (n)	1,800,000	1,798,956
PNC Bank N.A., 1.5%, 10/18/2017	1,240,000	1,243,770
PNC Bank N.A., 1.6%, 6/01/2018	1,750,000	1,754,142
PNC Bank N.A., 2.25%, 7/02/2019	1,140,000	1,159,275
Sumitomo Mitsui Banking Corp., FRN, 1.547%, 10/19/2018	1,630,000	1,631,576
Sumitomo Mitsui Banking Corp., FRN, 1.196%, 7/11/2017	1,400,000	1,399,276
Toronto-Dominion Bank, 1.75%, 7/23/2018	2,500,000	2,512,748
Toronto-Dominion Bank, 1.45%, 9/06/2018	980,000	979,885
Wells Fargo & Co., FRN, 1.1%, 9/08/2017	1,880,000	1,879,671
Wells Fargo Bank N.A., FRN, 1.621%, 1/22/2018	600,000	602,931
Westpac Banking Corp., 2%, 8/14/2017	400,000	402,390
Westpac Banking Corp., 1.55%, 5/25/2018	3,000,000	3,003,360
Westpac Banking Corp., FRN, 1.141%, 5/19/2017	1,000,000	1,000,852

		$43,596,990
Medical & Health Technology & Services - 0.8%
Becton, Dickinson and Co., 1.75%, 11/08/2016	$300,000	$300,045
Becton, Dickinson and Co., 1.45%, 5/15/2017	420,000	420,908
Becton, Dickinson and Co., 1.8%, 12/15/2017	1,500,000	1,506,527
Catholic Health Initiatives, 1.6%, 11/01/2017	400,000	400,430
Covidien International Finance S.A., 6%, 10/15/2017	401,000	419,177

17

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Laboratory Corp. of America Holdings, 2.625%, 2/01/2020	$1,450,000	$1,474,027

		$4,521,114
Medical Equipment - 0.5%
Medtronic, Inc., 1.5%, 3/15/2018	$260,000	$261,106
Zimmer Holdings, Inc., 2%, 4/01/2018	2,400,000	2,411,801

		$2,672,907
Metals & Mining - 0.4%
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 3/01/2017	$890,000	$887,775
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 3/15/2018	420,000	414,750
Glencore Funding LLC, 2.125%, 4/16/2018 (n)	900,000	901,206

		$2,203,731
Midstream - 0.8%
Dominion Gas Holdings LLC, 1.05%, 11/01/2016	$700,000	$700,000
Energy Transfer Partners LP, 2.5%, 6/15/2018	600,000	604,229
EnLink Midstream Partners LP, 2.7%, 4/01/2019	430,000	429,759
Enterprise Products Operating LP, 6.5%, 1/31/2019	930,000	1,028,810
Kinder Morgan (Delaware), Inc., 2%, 12/01/2017	660,000	662,370
ONEOK Partners LP, 3.2%, 9/15/2018	790,000	811,240
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	522,000	524,150

		$4,760,558
Mortgage-Backed - 1.2%
Fannie Mae, 1.114%, 2/25/2017	$155,264	$155,218
Fannie Mae, 4.5%, 4/01/2024	525,519	563,239
Fannie Mae, 4%, 3/01/2025	64,766	69,257
Fannie Mae, 4.5%, 5/01/2025	201,912	217,739
Fannie Mae, 3%, 4/01/2030 - 10/01/2030	1,948,040	2,039,463
Fannie Mae, FRN, 0.804%, 12/25/2017	319,561	319,665
Fannie Mae, FRN, 0.764%, 5/25/2018	635,429	634,116
Fannie Mae, FRN, 0.875%, 5/25/2018	1,886,286	1,885,914
Freddie Mac, 1.426%, 8/25/2017	127,357	127,507
Freddie Mac, 4%, 7/01/2025	400,847	424,981
Freddie Mac, 3.5%, 8/01/2026	503,045	531,626

		$6,968,725
Natural Gas - Distribution - 0.1%
Engie, 1.625%, 10/10/2017 (n)	$740,000	$741,491

Network & Telecom - 1.9%
AT&T, Inc., 2.4%, 3/15/2017	$520,000	$522,647
AT&T, Inc., 2.3%, 3/11/2019	1,300,000	1,313,081

18

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - continued
AT&T, Inc., 2.45%, 6/30/2020	$730,000	$734,302
AT&T, Inc., FRN, 1.739%, 11/27/2018	1,570,000	1,585,318
British Telecommunications PLC, 2.35%, 2/14/2019	1,090,000	1,107,343
Verizon Communications, Inc., 1.35%, 6/09/2017	580,000	580,579
Verizon Communications, Inc., 6.1%, 4/15/2018	2,100,000	2,235,912
Verizon Communications, Inc., FRN, 1.626%, 6/17/2019	2,433,000	2,454,157

		$10,533,339
Oil Services - 0.5%
Schlumberger Holdings Corp., 1.9%, 12/21/2017 (n)	$2,000,000	$2,010,738
Transocean, Inc., 6.8%, 12/15/2016	650,000	650,813

		$2,661,551
Oils - 0.4%
Marathon Petroleum Corp., 2.7%, 12/14/2018	$2,174,000	$2,212,665

Other Banks & Diversified Financials - 7.9%
Banco Santander Chile, FRN, 1.776%, 4/11/2017 (n)	$1,410,000	$1,406,475
Banque Federative du Credit Mutuel, 2.75%, 1/22/2019 (n)	400,000	407,799
Banque Federative du Credit Mutuel, 2%, 4/12/2019 (n)	1,590,000	1,595,393
Banque Federative du Credit Mutuel, FRN, 1.731%, 1/20/2017 (n)	1,010,000	1,011,395
BNZ International Funding Ltd. London, 1.9%, 2/26/2018 (n)	4,000,000	4,017,204
BPCE S.A., 1.625%, 1/26/2018	1,430,000	1,431,464
BPCE S.A., 2.5%, 7/15/2019	1,234,000	1,255,975
Branch Banking & Trust Co., 1.45%, 5/10/2019	1,570,000	1,566,518
Capital One Bank (USA) N.A., FRN, 1.457%, 2/05/2018	2,200,000	2,202,116
Capital One Financial Corp., 2.45%, 4/24/2019	420,000	427,105
Capital One N.A., FRN, 1.617%, 9/13/2019	610,000	610,936
Citizens Bank N.A., 2.3%, 12/03/2018	1,400,000	1,415,117
Citizens Bank N.A., 2.55%, 5/13/2021	310,000	313,926
Discover Bank, 3.1%, 6/04/2020	1,190,000	1,224,879
Fifth Third Bancorp, 1.35%, 6/01/2017	1,800,000	1,801,683
Fifth Third Bancorp, 2.3%, 3/01/2019	364,000	366,592
Fifth Third Bancorp, 2.3%, 3/15/2019	1,040,000	1,053,133
First Republic Bank, 2.375%, 6/17/2019	278,000	279,546
Groupe BPCE S.A., 2.5%, 12/10/2018	920,000	935,347
Intesa Sanpaolo S.p.A., 2.375%, 1/13/2017	660,000	660,594
Lloyds Bank PLC, 1.75%, 5/14/2018	2,950,000	2,962,844
Lloyds Bank PLC, 2.3%, 11/27/2018	630,000	639,485
Macquarie Bank Ltd., FRN, 1.515%, 10/27/2017 (n)	1,900,000	1,899,987
Mizuho Corp. Bank Ltd., 2.55%, 3/17/2017 (n)	380,000	381,615
National Australia Bank Ltd., 1.375%, 7/12/2019	1,100,000	1,091,519
National Bank of Canada, FRN, 1.695%, 12/14/2018	3,200,000	3,214,070
Nordea Bank AB, FRN, 1.213%, 4/04/2017 (n)	410,000	410,271

19

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Santander UK Group Holdings PLC, 2.875%, 8/05/2021	$1,390,000	$1,385,719
Santander UK PLC, 3.05%, 8/23/2018	439,000	448,264
Skandinaviska Enskilda, 1.75%, 3/19/2018 (n)	480,000	481,181
Skandinaviska Enskilda Banken AB, 2.45%, 5/27/2020 (n)	2,200,000	2,234,221
Svenska Handelsbanken AB, 2.875%, 4/04/2017	566,000	570,392
Svenska Handelsbanken AB, FRN, 1.325%, 9/06/2019	2,070,000	2,072,333
Swedbank AB, 2.125%, 9/29/2017 (n)	2,462,000	2,476,676

		$44,251,774
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$443,000	$444,753

Pharmaceuticals - 3.7%
AbbVie, Inc., 1.8%, 5/14/2018	$2,500,000	$2,507,863
Actavis Funding SCS, 2.35%, 3/12/2018	1,305,000	1,317,802
Actavis Funding SCS, 3%, 3/12/2020	1,058,000	1,089,316
Actavis, Inc., 1.875%, 10/01/2017	330,000	331,300
Bayer U.S. Finance LLC, 1.5%, 10/06/2017 (n)	1,860,000	1,858,867
Biogen, Inc., 2.9%, 9/15/2020	940,000	969,404
Bristol-Myers Squibb Co., 0.875%, 8/01/2017	1,087,000	1,085,490
Celgene Corp., 2.125%, 8/15/2018	1,410,000	1,423,378
EMD Finance LLC, 1.7%, 3/19/2018 (n)	3,000,000	3,001,023
Gilead Sciences, Inc., 1.85%, 9/04/2018	1,310,000	1,320,996
Mylan N.V., 2.5%, 6/07/2019 (n)	700,000	707,574
Mylan, Inc., 1.35%, 11/29/2016	205,000	205,040
Sanofi, 1.25%, 4/10/2018	1,400,000	1,400,725
Shire Acquisitions Investments Ireland Designated Activity Co., 1.9%, 9/23/2019	2,740,000	2,734,863
Teva Pharmaceutical Industries Ltd., 1.7%, 7/19/2019	1,150,000	1,141,078

		$21,094,719
Real Estate - Healthcare - 0.0%
Welltower, Inc., REIT, 2.25%, 3/15/2018	$264,000	$266,326

Real Estate - Office - 0.2%
Mack-Cali Realty LP, 2.5%, 12/15/2017	$330,000	$331,163
Vornado Realty LP, REIT, 2.5%, 6/30/2019	595,000	602,448

		$933,611
Real Estate - Retail - 0.2%
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	$302,000	$302,680
WEA Finance LLC/Westfield Co., REIT, 1.75%, 9/15/2017 (n)	670,000	670,840

		$973,520

20

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Restaurants - 0.2%
McDonald’s Corp., 2.1%, 12/07/2018	$830,000	$840,241

Retailers - 0.4%
Dollar General Corp., 4.125%, 7/15/2017	$1,760,000	$1,795,582
Dollar General Corp., 1.875%, 4/15/2018	195,000	195,826
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)	421,000	422,342

		$2,413,750
Specialty Chemicals - 0.1%
Airgas, Inc., 3.05%, 8/01/2020	$700,000	$729,540

Supranational - 0.8%
Banco Latinoamericano de Comercio Exterior S.A., 3.25%, 5/07/2020 (n)	$1,370,000	$1,393,975
Corporacion Andina de Fomento, 1.5%, 8/08/2017	1,300,000	1,301,976
Corporacion Andina de Fomento, FRN, 1.301%, 1/29/2018	520,000	520,077
Corporacion Andina de Fomento, FRN, 2%, 5/10/2019	1,180,000	1,189,281
West African Development Bank, 5.5%, 5/06/2021 (n)	208,000	220,355

		$4,625,664
Telecommunications - Wireless - 0.6%
American Tower Trust I, REIT, 1.551%, 3/15/2018 (n)	$900,000	$899,751
Crown Castle International Corp., 3.4%, 2/15/2021	610,000	633,871
SBA Tower Trust, 2.877%, 7/15/2021 (n)	660,000	668,350
SBA Tower Trust, 2.898%, 10/15/2019 (n)	878,000	893,030

		$3,095,002
Telephone Services - 0.1%
Qwest Corp., 6.5%, 6/01/2017	$700,000	$718,375

Tobacco - 0.6%
Imperial Tobacco Finance PLC, 2.05%, 7/20/2018 (n)	$1,456,000	$1,464,071
Reynolds American, Inc., 2.3%, 6/12/2018	1,700,000	1,722,426

		$3,186,497
Transportation - Services - 0.5%
ERAC USA Finance Co., 2.75%, 3/15/2017 (n)	$302,000	$303,759
TTX Co., 2.6%, 6/15/2020 (n)	2,400,000	2,432,222

		$2,735,981
U.S. Government Agencies and Equivalents - 1.0%
AID-Ukraine, 1.844%, 5/16/2019	$296,000	$298,996
AID-Ukraine, 1.847%, 5/29/2020	3,000,000	3,040,674
Hashemite Kingdom of Jordan, 1.945%, 6/23/2019	750,000	766,016
Private Export Funding Corp., 1.875%, 7/15/2018	1,120,000	1,135,898

21

Consolidated Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 2.25%, 7/01/2021	$443,771	$452,732

		$5,694,316
U.S. Treasury Obligations - 2.0%
U.S. Treasury Notes, 0.625%, 9/30/2017	$5,000,000	$4,996,485
U.S. Treasury Notes, 0.875%, 3/31/2018	6,500,000	6,507,872

		$11,504,357
Utilities - Electric Power - 3.9%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$398,000	$399,036
Dominion Resources, Inc., 2.962%, 7/01/2019	780,000	797,845
Dominion Resources, Inc., 2.5%, 12/01/2019	1,600,000	1,639,838
Duke Energy Corp., 1.625%, 8/15/2017	209,000	209,577
Duke Energy Corp., FRN, 1.225%, 4/03/2017	1,060,000	1,061,653
Emera U.S. Finance LP, 2.15%, 6/15/2019 (n)	1,165,000	1,175,251
Enel Finance International S.A., 6.25%, 9/15/2017 (n)	750,000	780,345
Eversource Energy, 1.6%, 1/15/2018	2,000,000	2,003,358
Eversource Energy, 2.5%, 3/15/2021	730,000	740,494
NextEra Energy Capital Holdings, Inc., 2.056%, 9/01/2017	2,513,000	2,527,299
NextEra Energy Capital Holdings, Inc., 2.3%, 4/01/2019	1,034,000	1,048,408
PG&E Corp., 2.4%, 3/01/2019	660,000	670,714
PSEG Power LLC, 3%, 6/15/2021	1,668,000	1,706,459
Southern Co., 2.45%, 9/01/2018	630,000	640,552
Southern Co., 1.85%, 7/01/2019	1,560,000	1,569,023
Southern Power Co., 1.85%, 12/01/2017	1,370,000	1,376,284
Virginia Electric and Power Co., 1.2%, 1/15/2018	700,000	699,019
Xcel Energy, Inc., 1.2%, 6/01/2017	3,000,000	2,998,950

		$22,044,105
Total Bonds (Identified Cost, $401,864,194)		$403,753,333

Short-Term Obligations - 10.8%
Bank of Montreal, 0.5%, due 11/02/2016 (s)(y)	$4,700,000	$4,700,000
Bank of Nova Scotia, 1.44%, due 9/01/2017	4,850,000	4,853,894
Coca-Cola Co., 0.41%, due 12/13/2016 (s)(y)	2,000,000	1,999,043
Credit Agricole, 1.43%, due 8/31/2017	2,180,000	2,181,677
Exxon Mobil Corp., 0.44%, due 11/04/2016 (s)(y)	4,400,000	4,399,839
Federal Home Loan Bank, 0.15%, due 11/01/16 (s)(y)	20,000,000	20,000,000
Federal Home Loan Bank, 0.26%, due 11/14/16 (s)(y)	1,219,000	1,218,886
General Electric Co., 0.34%, due 11/02/2016 (s)(y)	4,191,000	4,190,960
Merck & Co., Inc., 0.35%, due 11/02/2016 (s)(y)	4,280,000	4,279,958
Mizuho Bank Ltd., 0.47%, due 11/14/2016 (s)(y)	4,500,000	4,500,000
National Bank of Canada, 0.49%, due 11/08/2016 (s)(y)	4,300,000	4,300,000
Toyota Motor Credit, 0.44%, due 11/14/2016 (s)(y)	4,500,000	4,499,285
Total Short-Term Obligations (Identified Cost, $61,118,505)		$61,123,542

22

Consolidated Portfolio of Investments – continued

Money Market Funds - 10.1%
Issuer	Shares/Par	Value ($)
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $56,885,999)	56,885,999	$56,885,999
Total Investments (Identified Cost, $519,868,698)		$521,762,874

Other Assets, Less Liabilities - 7.4%		41,647,901
Net Assets - 100.0%		$563,410,775

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $137,246,914 representing 24.4% of net assets.
(s)	All or a portion of security is held by a wholly-owned subsidiary. See Note 2 of the Notes to Consolidated Financial Statements for details of the wholly-owned subsidiary.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(y)	The rate shown represents an annualized yield at time of purchase.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Adirondack Park CLO Ltd., FRN, 2.03%, 4/15/2024	8/17/16	$288,939	$288,745
Atrium CDO Corp., FRN, 2%, 7/16/2025	8/17/16	473,256	472,556
CPPIB Capital, Inc., 1.25%, 9/20/2019	9/13/16	1,974,705	1,974,026
Chrysler Capital Auto Receivables Trust 2016-B, “A2”, 1.6%, 1/15/2020	10/26/16	739,924	739,924
Colony Starwood Homes, 2016-2A, “A”, 1%, 12/17/2033	10/20/16	1,490,000	1,491,453
Commonwealth Bank of Australia, FRN, 1%, 11/07/2019	10/25/16	1,860,000	1,861,648
Credit Acceptance Auto Loan Trust, 2016-3A, “A”, 2.15%, 4/15/2024	10/19/16	1,492,774	1,492,774
Cutwater Ltd., 2014-1A, “A”, FRN, 2.4%, 7/15/2026	9/09/16	1,097,828	1,098,913
Dexia Credit Local S.A., 1.875%, 9/15/2021	9/17/16	2,005,355	1,988,505
Exeter Automobile Receivables Trust, 2016-3A, “A”, 1.84%, 11/16/2020	10/3/16	1,854,878	1,854,877
Kommunalbanken A.S., 1.375%, 10/26/2020	10/19/16	718,136	717,237
Kommuninvest i Sverige AB, 1.125%, 9/17/2019	9/07/16	2,387,439	2,381,679
Limerock CLO III Ltd, 2014-3A, “A1”, FRN, 2.411%, 10/20/2026	5/26/16	746,311	747,087
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	946,495	948,499
Mondelez International, Inc., FRN, 1.5%, 10/28/2019	10/19/16	1,870,000	1,872,235
Nationstar HECM Loan Trust, 2016-2A, “A”, 2.239%, 6/25/2026	6/23/16	423,959	425,682

23

Consolidated Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
OneMain Direct Auto Receivables Trust, 2016-1A, “A”, 2.04%, 1/15/2021	7/12/16	$597,558	$599,337
Oscar U.S. Funding Trust, 2016-2A, “A”, 2.31%, 11/15/2019	9/14/16	489,941	489,430
Securitized Term Auto Receivables Trust, 2016-1A, “A2A”, 1.284%, 11/26/2018	10/14/16	750,000	750,000
Tricon American Homes 2015-SFR1, Trust “1A”, FRN, 2.589%, 11/17/2033	10/14/16	1,029,953	1,028,608
Total Restricted Securities			$23,223,215
% of Net assets			4.1%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Derivative Contracts at 10/31/16

Swap Agreements at 10/31/16

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Total Return Swap Agreements
2/14/17	USD	41,301,825 (Long	)	JPMorgan Chase Bank N.A.	BCOMF3T (floating rate)	0.13% (floating rate)	$2,361
6/16/17	USD	34,952,031 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	976
10/31/17	USD	7,895,706 (Short	)	JPMorgan Chase Bank N.A.	0.00% (floating rate)	BCOMLHTR (floating rate)	330

							$3,667

Liability Derivatives
Total Return Swap Agreements
11/21/16	USD	3,646,642 (Short	)	Citibank N.A.	0.10% (floating rate)	BCOMKWT (floating rate)	$(427)
12/01/16	USD	39,125,427 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(607)
12/19/16	USD	20,132,265 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(312)
12/19/16	USD	15,545,840 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(486)
1/18/17	USD	7,681,145 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(371)
2/06/17	USD	25,513,805 (Long	)	JPMorgan Chase Bank N.A	BCOMF3T (floating rate)	0.13% (floating rate)	(998)

24

Consolidated Portfolio of Investments – continued

Swap Agreements at 10/31/16 - continued

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives – continued
Total Return Swap Agreements – continued
2/28/17	USD	3,468,894 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMLCTR (floating rate)	0.16% (floating rate)	$(82)
2/28/17	USD	29,700,673 (Long	)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	0.09% (floating rate)	(927)
3/09/17	USD	24,793,982 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(477)
3/31/17	USD	3,395,154 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(65)
4/28/17	USD	12,611,326 (Long	)	Goldman Sachs International	BCOMSBTR (floating rate)	0.16% (floating rate)	(158)
5/15/17	USD	10,544,981 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMTR (floating rate)	0.12% (floating rate)	(300)
5/15/17	USD	68,542,378 (Long	)	JPMorgan Chase Bank N.A	BCOMTR (floating rate)	0.09% (floating rate)	(2,141)
6/12/17	USD	21,089,962 (Long	)	Citibank N.A.	BCOMTR (floating rate)	0.11% (floating rate)	(618)
6/12/17	USD	42,179,925 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(811)
6/16/17	USD	2,725,136 (Short	)	Goldman Sachs International	0.05% (floating rate)	BCOMCLTR (floating rate)	(123)
6/16/17	USD	2,809,123 (Short	)	Goldman Sachs International	0.05% (floating rate)	BCOMCOT (floating rate)	(121)
6/16/17	USD	9,986,295 (Long	)	Citibank N.A.	BCOMTR (floating rate)	0.12% (floating rate)	(284)
6/16/17	USD	11,103,040 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(173)
6/16/17	USD	19,972,589 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMTR (floating rate)	0.11% (floating rate)	(585)
6/16/17	USD	44,938,326 (Long	)	JPMorgan Chase Bank N.A.	BCOMTR (floating rate)	0.09% (floating rate)	(1,403)
7/19/17	USD	5,839,760 (Long	)	JPMorgan Chase Bank N.A.	BCOMCTTR (floating rate)	0.15% (floating rate)	(538)
7/19/17	USD	6,960,428 (Short	)	Citibank N.A.	0.04% (floating rate)	BCOMHWHTR (floating rate)	(135)
8/14/17	USD	9,486,768 (Long	)	JPMorgan Chase Bank N.A.	BCOMZSTR (floating rate)	0.09% (floating rate)	(286)
8/21/17	USD	4,888,513 (Long	)	JPMorgan Chase Bank N.A.	BCOMSYTR (floating rate)	0.15% (floating rate)	(117)
9/06/17	USD	9,282,505 (Long	)	Goldman Sachs International	BCOMGCTR (floating rate)	0.09% (floating rate)	(5,458)

25

Consolidated Portfolio of Investments – continued

Swap Agreements at 10/31/16 - continued

Expiration		Notional Amount		Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Liability Derivatives – continued
Total Return Swap Agreements – continued
9/29/17	USD	9,214,230 (Long	)	Morgan Stanley Capital Services, Inc.	BCOMBOTR (floating rate)	0.20% (floating rate)	$(182)
9/29/17	USD	15,726,620 (Long	)	Citibank N.A.	BCOMF3T (floating rate)	0.15% (floating rate)	(402)
10/31/17	USD	3,536,059 (Long	)	Goldman Sachs International	BCOMNITR (floating rate)	0.10% (floating rate)	(68)
10/31/17	USD	3,619,178 (Long	)	JP Morgan Chase Bank N.A.	BCOMSITR (floating rate)	0.09% (floating rate)	(120)
10/31/17	USD	5,508,794 (Long	)	JP Morgan Chase Bank N.A.	BCOMRBTR (floating rate)	0.08% (floating rate)	(183)
10/31/17	USD	6,322,876 (Short	)	Goldman Sachs International	0.05% (floating rate)	BCOMCNTR (floating rate)	(260)
10/31/17	USD	17,993,259 (Long	)	Goldman Sachs International	BCOMF3T (floating rate)	0.13% (floating rate)	(280)
10/31/17	USD	22,999,167 (Long	)	JP Morgan Chase Bank N.A.	BCOMF3T (floating rate)	0.13% (floating rate)	(1,607)
11/14/17	USD	4,702,629 (Short	)	Morgan Stanley Capital Services, Inc.	0.07% (floating rate)	BCOMHOTR (floating rate)	(358)
11/30/17	USD	10,918,298 (Long	)	Goldman Sachs International	BCOMTR (floating rate)	0.10% (floating rate)	(110)
11/30/17	USD	5,012,624 (Short	)	Goldman Sachs International	0.06% (floating rate)	BCOMNGTR (floating rate)	(49)

							$(21,622)

At October 31, 2016, the fund had cash collateral of $49,416,000 to cover any commitments for certain derivative contracts. Cash collateral is comprised of “Restricted Cash” on the Consolidated Statement of Assets and Liabilities.

The following abbreviations are used in this report and are defined:

BCOMBOTR	Bloomberg Soybean Oil Subindex Total Return, this index is composed of futures contracts on soybean oil.
BCOMCLTR	Bloomberg WTI Crude Oil Subindex Total Return, this index is composed of composed of futures contracts on WTI crude oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCNTR	Bloomberg Corn Subindex Total Return, this index is composed of futures contracts on corn. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMCOT	Bloomberg Brent Crude Subindex Total Return, this index composed of futures contracts on brent crude.
BCOMCTTR	Bloomberg Cotton Subindex Total Return, this index is of futures contracts on cotton. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMF3T	Bloomberg Commodity Index 3 Month Forward Total Return, this index is composed of longer-dated futures contracts on 19 physical commodities.

26

Consolidated Portfolio of Investments – continued

BCOMGCTR	Bloomberg Gold Subindex Total Return, this index is composed of futures contracts on gold.
BCOMHOTR	Bloomberg Heating Oil Subindex Total Return, this index is composed of futures contracts on heating oil. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMKWT	Bloomberg Kansas Wheat Subindex Total Return, this index is composed of futures contracts on wheat and Kansas wheat. It is quoted in USD.
BCOMLCTR	Bloomberg Live Cattle Subindex Total Return, this index is composed of futures contracts on live cattle.
BCOMLHTR	Bloomberg Lean Hogs Subindex Total Return, this index is composed of futures contracts on lean hogs. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMNGTR	Bloomberg Natural Gas Subindex Total Return, this index is composed of futures contracts on natural gas. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMNITR	Bloomberg Nickel Subindex Total Return. A single commodity subindex of the Bloomberg CI composed of futures contracts on nickel. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMRBTR	Bloomberg Unleaded Gasoline Subindex Total Return, this index is composed of composed of futures contracts on unleaded gasoline. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSBTR	Bloomberg Sugar Subindex Total Return, this index is composed of futures contracts on sugar. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMSITR	Bloomberg Silver Subindex Total Return, this index is composed of futures contracts on silver.
BCOMSYTR	Bloomberg Soybeans Subindex Total Return, this index is composed of futures contracts on soybeans. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMTR	Bloomberg Commodity Index Total Return, this index is composed of futures contracts on nineteen physical commodities.
BCOMWHTR	Bloomberg Wheat Subindex Total Return, this index is composed of futures contracts on wheat. It reflects the return on fully collateralized futures positions. It is quoted in USD.
BCOMZSTR	Bloomberg Zinc Subindex Total Return, this index is composed of futures contracts on zinc. It reflects the return on fully collateralized futures positions. It is quoted in USD.

See Notes to Consolidated Financial Statements

27

Financial Statements

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $462,982,699)	$464,876,875
Underlying affiliated funds, at value (identified cost, $56,885,999)	56,885,999
Total investments, at value (identified cost, $519,868,698)	$521,762,874
Cash	1,098
Restricted cash	49,416,000
Receivables for
Due from brokers	1,682,202
Fund shares sold	381,030
Interest	1,747,799
Swaps, at value	3,667
Other assets	1
Total assets	$574,994,671
Liabilities
Payables for
Due to brokers	$4,952,522
Investments purchased	4,089,924
Fund shares reacquired	2,303,016
Swaps, at value	21,622
Payable to affiliates
Investment adviser	47,416
Shareholder servicing costs	70
Distribution and service fees	1
Payable for independent Trustees’ compensation	2,265
Accrued expenses and other liabilities	167,060
Total liabilities	$11,583,896
Net assets	$563,410,775
Net assets consist of
Paid-in capital	$644,287,446
Unrealized appreciation (depreciation) on investments	1,876,221
Accumulated net realized gain (loss) on investments	(85,537,536)
Undistributed net investment income	2,784,644
Net assets	$563,410,775
Shares of beneficial interest outstanding	95,521,849

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$48,180	8,176	$5.89
Class I	48,326	8,195	5.90
Class R6 (formerly Class R5)	563,314,269	95,505,478	5.90

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $6.25 [100 / 94.25 x $5.89]. Redemption price per share was equal to the net asset value per share for Classes I and R6.

See Notes to Consolidated Financial Statements

28

Financial Statements

CONSOLIDATED STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$6,895,322
Dividends from underlying affiliated funds	208,355
Total investment income	$7,103,677
Expenses
Management fee	$4,205,177
Distribution and service fees	116
Shareholder servicing costs	259
Administrative services fee	96,648
Independent Trustees’ compensation	18,093
Custodian fee	65,079
Shareholder communications	8,580
Audit and tax fees	81,240
Legal fees	22,491
Miscellaneous	119,177
Total expenses	$4,616,860
Fees paid indirectly	(289)
Reduction of expenses by investment adviser	(39,952)
Net expenses	$4,576,619
Net investment income	$2,527,058
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers	$(61,529)
Underlying affiliated funds	(703)
Futures contracts	(27,161)
Swap agreements	(985,647)
Net realized gain (loss) on investments	$(1,075,040)
Change in unrealized appreciation (depreciation)
Investments	$2,227,098
Futures contracts	8,568
Swap agreements	(195,001)
Net unrealized gain (loss) on investments	$2,040,665
Net realized and unrealized gain (loss) on investments	$965,625
Change in net assets from operations	$3,492,683

See Notes to Consolidated Financial Statements

29

Financial Statements

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$2,527,058	$1,435,424
Net realized gain (loss) on investments	(1,075,040)	(161,521,394)
Net unrealized gain (loss) on investments	2,040,665	4,451,041
Change in net assets from operations	$3,492,683	$(155,634,929)
Distributions declared to shareholders
From net investment income	$(2,430,923)	$(1,300,442)
Change in net assets from fund share transactions	$7,081,858	$172,515,876
Total change in net assets	$8,143,618	$15,580,505
Net assets
At beginning of period	555,267,157	539,686,652
At end of period (including undistributed net investment income of $2,784,644 and $1,957,557, respectively)	$563,410,775	$555,267,157

See Notes to Consolidated Financial Statements

30

Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31				Period ended 10/31/14 (z)		Years ended 4/30
	2016		2015				2014		2013	2012
Net asset value, beginning of period	$5.93		$7.88		$9.28		$9.09		$9.57	$14.49
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$(0.00	)(w)	$(0.01)		$(0.00	)(w)	$0.01	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.05	)(g)	(1.95)		(1.39)		0.22		(0.43)	(2.99)
Total from investment operations	$(0.04)		$(1.95)		$(1.40)		$0.22		$(0.42)	$(2.98)
Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—		$—		$(0.03)		$(0.06)	$(0.08)
From net realized gain on investments	—		—		—		—		—	(1.86)
Total distributions declared to shareholders	$(0.00	)(w)	$—		$—		$(0.03)		$(0.06)	$(1.94)
Net asset value, end of period (x)	$5.89		$5.93		$7.88		$9.28		$9.09	$9.57
Total return (%) (r)(s)(t)(x)	(0.61)		(24.75)		(15.09	)(n)	2.40		(4.38)	(19.96)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.07		1.08		1.10	(a)	1.06		1.07	1.08
Expenses after expense reductions (f)	1.06		1.07		1.10	(a)	1.05		1.07	1.08
Net investment income (loss)	0.21		(0.00	)(w)	(0.20	)(a)	(0.05)		0.13	0.11
Portfolio turnover	32		51		21	(n)	43		54	70
Net assets at end of period (000 omitted)	$48		$48		$97		$114		$111	$116

See Notes to Consolidated Financial Statements

31

Consolidated Financial Highlights – continued

Class I	Years ended 10/31			Period ended 10/31/14 (z)		Years ended 4/30
	2016		2015			2014	2013	2012
Net asset value, beginning of period	$5.94		$7.90	$9.28		$9.10	$9.57	$14.50
Income (loss) from investment operations
Net investment income (d)	$0.03		$0.02	$0.00	(w)	$0.02	$0.05	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(g)	(1.96)	(1.38)		0.21	(0.43)	(3.00)
Total from investment operations	$(0.01)		$(1.94)	$(1.38)		$0.23	$(0.38)	$(2.96)
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)	$—		$(0.05)	$(0.09)	$(0.11)
From net realized gain on investments	—		—	—		—	—	(1.86)
Total distributions declared to shareholders	$(0.03)		$(0.02)	$—		$(0.05)	$(0.09)	$(1.97)
Net asset value, end of period (x)	$5.90		$5.94	$7.90		$9.28	$9.10	$9.57
Total return (%) (r)(s)(x)	(0.20)		(24.63)	(14.87	)(n)	2.56	(4.03)	(19.78)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83		0.83	0.85	(a)	0.81	0.81	0.83
Expenses after expense reductions (f)	0.82		0.82	0.85	(a)	0.80	0.81	0.83
Net investment income	0.45		0.25	0.05	(a)	0.20	0.50	0.37
Portfolio turnover	32		51	21	(n)	43	54	70
Net assets at end of period (000 omitted)	$48		$48	$80		$94	$92	$324,532

See Notes to Consolidated Financial Statements

32

Consolidated Financial Highlights – continued

Class R6 (formerly Class R5)	Years ended 10/31			Period ended 10/31/14 (z)		Years ended 4/30
	2016		2015			2014	2013 (i)
Net asset value, beginning of period	$5.94		$7.90	$9.29		$9.10	$10.03
Income (loss) from investment operations
Net investment income (d)	$0.03		$0.02	$0.00	(w)	$0.02	$0.02
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04	)(g)	(1.96)	(1.39)		0.22	(0.86	)(g)
Total from investment operations	$(0.01)		$(1.94)	$(1.39)		$0.24	$(0.84)
Less distributions declared to shareholders
From net investment income	$(0.03)		$(0.02)	$—		$(0.05)	$(0.09)
Net asset value, end of period (x)	$5.90		$5.94	$7.90		$9.29	$9.10
Total return (%) (r)(s)(x)	(0.20)		(24.63)	(14.96	)(n)	2.67	(8.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.82		0.83	0.86	(a)	0.81	0.82	(a)
Expenses after expense reductions (f)	0.82		0.83	0.85	(a)	0.81	0.82	(a)
Net investment income	0.45		0.26	0.05	(a)	0.19	0.31	(a)
Portfolio turnover	32		51	21	(n)	43	54
Net assets at end of period (000 omitted)	$563,314		$555,170	$539,510		$547,015	$413,592

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales and fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount and ratio were less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(z)	For the period May 1, 2014 through October 31, 2014. On June 10, 2014, the fund changed its fiscal year-end from April 30 to October 31.

See Notes to Consolidated Financial Statements

33

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1) Business and Organization

MFS Commodity Strategy Fund (the fund) is a non-diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

Principles of Consolidation – The fund gains exposure to the commodities markets by primarily investing the fund’s assets in the MFS Commodity Strategy Portfolio, a wholly-owned and controlled subsidiary organized in the Cayman Islands (“Subsidiary”). The fund will not invest directly in commodities. The fund may invest up to 25% of its assets (at the time of purchase) in the Subsidiary. The Subsidiary has the same objective, strategies, and restrictions as the fund, except that the Subsidiary gains exposure to the commodities market by investing primarily in commodity-linked futures, options, and swaps, instead of commodity linked-notes. The fund may also gain exposure to the commodities markets by investing the fund’s assets directly in commodity-linked notes. The fund also invests directly in debt securities, and the Subsidiary may also invest in debt securities. As of October 31, 2016, the Subsidiary’s net assets were $100,178,911, which represented 17.8% of the fund’s net assets. The fund’s financial statements have been consolidated and include the accounts of the fund and the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Consolidated Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes

34

Notes to Consolidated Financial Statements – continued

that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets, including commodity-linked structured notes, generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination

35

Notes to Consolidated Financial Statements – continued

of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as swap agreements. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$17,198,673	$—	$17,198,673
Non-U.S. Sovereign Debt	—	29,316,801	—	29,316,801
U.S. Corporate Bonds	—	163,561,644	—	163,561,644
Residential Mortgage-Backed Securities	—	11,182,348	—	11,182,348
Commercial Mortgage-Backed Securities	—	1,472,265	—	1,472,265
Asset-Backed Securities (including CDOs)	—	57,188,344	—	57,188,344
Foreign Bonds	—	123,833,258	—	123,833,258
Short-Term Securities	—	61,123,542	—	61,123,542
Mutual Funds	56,885,999	—	—	56,885,999
Total Investments	$56,885,999	$464,876,875	$—	$521,762,874

Other Financial Instruments
Swap Agreements – Assets	$—	$3,667	$—	$3,667
Swap Agreements – Liabilities	$—	$(21,622)	$—	$(21,622)

For further information regarding security characteristics, see the Consolidated Portfolio of Investments.

36

Notes to Consolidated Financial Statements – continued

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Consolidated Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Consolidated Statement of Assets and Liabilities:

		Fair Value
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Commodity	Total Return Swap	$3,667	$(21,622)

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(27,161)	$—
Commodity	—	(985,647)
Total	$(27,161)	$(985,647)

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Consolidated Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$8,568	$—
Commodity	—	(195,001)
Total	$8,568	$(195,001)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions

37

Notes to Consolidated Financial Statements – continued

traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Swaps, at value	$3,667	$(21,622)
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$3,667	$(21,622)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	—	—
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$3,667	$(21,622)

38

Notes to Consolidated Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Goldman Sachs International	$976	$(976)	$—	$—	$—
JPMorgan Chase Bank N.A.	2,691	(2,691)	—	—	—
Total	$3,667	$(3,667)	$—	$—	$—

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Citibank N.A.	$(1,866)	$—	$—	$1,866	$—
Goldman Sachs International	(9,072)	976	—	8,096	—
JPMorgan Chase Bank N.A.	(9,177)	2,691	—	6,486	—
Morgan Stanley Capital Services, Inc.	(1,507)	—	—	1,507	—
Total	$(21,622)	$3,667	$—	$17,955	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

39

Notes to Consolidated Financial Statements – continued

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Consolidated Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Consolidated Statement of Operations. The daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Consolidated Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Consolidated Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s

40

Notes to Consolidated Financial Statements – continued

maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into total return swaps on various commodity indexes in order to gain exposure without having to own the underlying commodities. Under a total return swap the fund pays the counterparty interest (based on a fixed or floating rate) and in return receives a payment equal to the increase in the total return of the reference index. To the extent there is a decline in the total return of the index, the fund pays the counterparty for that decline in addition to making the fixed or floating rate interest payment. On a monthly basis, the change in the total return of the index is measured to determine the monthly payment due to or from the counterparty. These payments are included in “Due from brokers” or “Due to brokers” in the Consolidated Statement of Assets and Liabilities. The total return of the reference index includes changes in the market value of the index and any interest or dividend payments attributable to the index.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Consolidated Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Consolidated Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due

41

Notes to Consolidated Financial Statements – continued

and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Consolidated Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Consolidated Portfolio of Investments.

Fees Paid Indirectly – Prior to October 1, 2015, the fund’s custody fee could be reduced by a credit earned under an arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Consolidated Statement of Operations.

42

Notes to Consolidated Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$2,430,923	$1,300,442

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$665,660,171
Gross appreciation	2,171,388
Gross depreciation	(146,068,685)
Net unrealized appreciation (depreciation)	$(143,897,297)
Undistributed ordinary income	2,784,644
Capital loss carryforwards	(84,289,374)
Other temporary differences	144,525,356

43

Notes to Consolidated Financial Statements – continued

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(60,001,843)
Long-Term	(24,287,531)
Total	$(84,289,374)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. The fund’s distributions declared to shareholders as reported in the Consolidated Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/16	Year ended 10/31/15
Class A	$27	$—
Class I	205	176
Class R6 (formerly Class R5)	2,430,691	1,300,266
Total	$2,430,923	$1,300,442

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the fund’s average daily net assets.

The investment adviser has agreed in writing to reduce its management fee to 0.70% of average daily net assets in excess of $1 billion. This written agreement will terminate on February 27, 2017. For the year ended October 31, 2016, the fund’s average daily net assets did not exceed $1 billion and therefore, the management fee was not reduced. MFS has also agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $39,952, which is included in the reduction of total expenses in the Consolidated Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

Effective February 28, 2017, the management fee will be computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Average daily net assets in excess of $1 billion	0.70%

44

Notes to Consolidated Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $0 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$116

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. There were no contingent deferred sales charges imposed during the year ended October 31, 2016.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, provides transfer agent and recordkeeping functions in connection with the issuance, transfer, and redemption of shares of the fund under a Shareholder Servicing Agent Agreement. MFSC is not paid a fee for providing these services. MFSC may receive payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses amounted to $259. The fund may also pay shareholder servicing related costs to non-related parties.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0172% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

45

Notes to Consolidated Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $1,205 and included in “Miscellaneous” expense in the Consolidated Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Consolidated Statement of Operations. This money market fund does not pay a management fee to MFS.

On September 9, 2015, MFS redeemed 4,083 shares of Class A for an aggregate amount of $24,335 and 1,988 shares of Class I for an aggregate amount of $11,848.

At October 31, 2016, MFS held 100% of the outstanding shares of Class A and Class I.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$10,822,966	$4,916,802
Investments (non-U.S. Government securities)	$121,619,613	$122,503,000

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class R6 (formerly Class R5)	13,854,393	$77,067,096	26,930,637	$184,561,567
	13,854,393	$77,067,096	26,930,637	$184,561,567

Shares issued to shareholders in reinvestment of distributions
Class A	5	$27	—	$—
Class I	38	205	25	176
Class R6 (formerly Class R5)	456,897	2,430,691	178,854	1,300,266
	456,940	$2,430,923	178,879	$1,300,442

46

Notes to Consolidated Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	—	$—	(4,083)	$(24,335)
Class I	—	—	(1,988)	(11,848)
Class R6 (formerly Class R5)	(12,237,865)	(72,416,161)	(1,986,564)	(13,309,950)
	(12,237,865)	$(72,416,161)	(1,992,635)	$(13,346,133)

Net change
Class A	5	$27	(4,083)	$(24,335)
Class I	38	205	(1,963)	(11,672)
Class R6 (formerly Class R5)	2,073,425	7,081,626	25,122,927	172,551,883
	2,073,468	$7,081,858	25,116,881	$172,515,876

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2035 Fund, and the MFS Lifetime 2050 Fund were the owners of record of approximately 36%, 32%, 14%, 5%, 3%, 3%, 1%, 1%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2055 Fund, and the MFS Global Multi-Asset Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $3,073 and $0, respectively, and are included in “Miscellaneous” expense in the Consolidated Statement of Operations.

47

Notes to Consolidated Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	60,128,667	244,838,989	(248,081,657)	56,885,999

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(703)	$—	$208,355	$56,885,999

48

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Commodity Strategy Fund:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of MFS Commodity Strategy Fund (one of the series of MFS Series Trust XV) and subsidiary (the “Fund”) as of October 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Commodity Strategy Fund and subsidiary as of October 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2016

49

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

52

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

53

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
James Calmas Ben Nastou Natalie Shapiro

54

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and

55

Board Review of Investment Advisory Agreement – continued

other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 4th quintile for the five-year period ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

56

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that MFS has agreed in writing to reduce its advisory fee rate on the Fund’s average daily net assets over $1 billion, which may not be changed without the Trustees’ approval (the “management fee waiver rate”). They also noted that MFS has agreed to amend its contractual advisory fee rate schedule to reflect the existing management fee waiver rate effective February 28, 2017. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

57

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

58

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

59

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

60

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

61

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

62

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

October 31, 2016

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

DTR-ANN

MFS® GLOBAL ALTERNATIVE STRATEGY FUND

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

		Active Security Selection (a)	Tactical Overlay (b)	Net Market Exposure (c)
Fixed Income	U.S.	17.5%	35.5%	53.0%
	Asia/Pacific ex-Japan	0.1%	8.1%	8.2%
	Europe ex-U.K.	0.4%	5.1%	5.5%
	North America ex-U.S.	0.5%	0.0%	0.5%
	United Kingdom	0.5%	0.0%	0.5%
	Emerging Markets	0.2%	0.0%	0.2%
	Developed - Middle East/Africa	0.1%	0.0%	0.1%
Equity	Emerging Markets	2.2%	11.2%	13.4%
	U.S. Small/Mid Cap	19.3%	(10.9)%	8.4%
	Europe ex-U.K.	8.7%	(2.7)%	6.0%
	Japan	3.5%	(2.9)%	0.6%
	Developed - Middle East/Africa	0.2%	0.0%	0.2%
	United Kingdom	3.7%	(4.7)%	(1.0)%
	North America ex-U.S.	1.0%	(2.5)%	(1.5)%
	U.S. Large Cap	26.5%	(28.1)%	(1.6)%
	Asia/Pacific ex-Japan	1.2%	(3.2)%	(2.0)%
Cash	Cash & Cash Equivalents (d)	3.0%	9.9%	12.9%
	Other (e)	0.0%	(3.4)%	(3.4)%

Top ten holdings (c)
Markit CDX North America Investment Grade Index - 1.00% DEC 2021	35.5%
E-mini MSCI Index Future - DEC 2016	11.2%
Australian Treasury Bond 10 yr Future - DEC 2016	8.1%
Topix Index Future - DEC 2016	5.2%
Euro STOXX 50 Index Future - DEC 2016	5.1%
Markit iTraxx Europe Crossover Index - 5.00% DEC 2021	5.1%
S&P MidCap 400 Index Future - DEC 2016	(5.0)%
Russell 2000 Index Future - DEC 2016	(5.9)%
Nikkei 225 Index Future - DEC 2016	(8.1)%
S&P 500 Index Future - DEC 2016	(24.7)%

Portfolio Composition – continued

(a)	Represents the actively managed portion of the portfolio and for purposes of this presentation, components include the value of securities, less any securities sold short. The bond component will include any accrued interest amounts. This also reflects the equivalent exposure of certain derivative positions. These amounts may be negative from time to time.
(b)	Represents the tactical overlay portion of the portfolio which is how the fund manages its exposure to markets and currencies through the use of derivative positions. Percentages reflect the equivalent exposure of those derivative positions.
(c)	For purposes of this presentation, the components include the value of securities, less any securities sold short, and reflect the impact of the equivalent exposure of all derivative positions. These amounts may be negative from time to time. The bond component will include any accrued interest amounts.
(d)	Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
(e)	Other includes currency derivatives and/or the offsetting of the leverage produced by the fund’s derivative positions, including payables and/or receivables of the finance leg of interest rate swaps and the unrealized gain or loss in connection with forward currency exchange contracts.

Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The value of derivatives may be different.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS and UBS Global Asset Management (Americas), Inc. (“UBS”), the fund’s subadviser, seek to achieve a total rate of return for the MFS Global Alternative Strategy Fund (“fund”) that meets or exceeds the Citigroup 1-Month T-Bill Index plus 2% to 4%, net of fund expenses, over a full market cycle. There is no assurance that the fund will meet this target over the long term or for any year or period of years.

MFS and UBS seek to achieve the fund’s objective by generating returns from a combination of (1) individual security selection of U.S. and foreign equity securities and debt instruments and (2) a tactical asset allocation overlay to manage the fund’s exposure to asset classes, markets, and currencies, primarily using derivatives.

The fund’s investment strategy attempts to separate security selection decisions from asset class, market, and currency exposure decisions. As a result, MFS’ contribution to the fund’s return will primarily be a function of the quality of its individual security selection compared to securities in the applicable market and UBS’ contribution will primarily be a function of the quality of its tactical asset allocation overlay.

For the twelve months ended October 31, 2016, Class A shares of the fund provided a total return of –2.67%, at net asset value. This compares with a return of 0.91% for the fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (formerly Barclays 1-3 year U.S. Treasury Bond Index). For the same period, Citigroup 1-Month T-Bill Index generated a total return of 0.18%.

Annual Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record

Management Review – continued

inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Factors Affecting Performance

The derivatives overlay used to tactically manage the fund’s allocation across and within equity and fixed income markets detracted from results during the reporting period due to the timing of equity market exposure changes throughout the period.

Security selection contributed to performance, particularly within the blended research, international value and investment grade credit segments, and outweighed weaker performance in the mid cap value and quantitative value segments.

Within the derivatives overlay used to tactically manage the currency allocation of the fund, strong gains from short exposures to the Canadian Dollar and Swiss Franc offset weak results from long exposures to the Mexican Peso.

Respectfully,

Jonathan Davies	Andreas Koester	Ben Nastou	Natalie Shapiro
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Note to Shareholders: Effective January 4, 2016, Curt Custard is no longer a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

Performance Summary – continued

Total Returns through 10/31/16

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/20/07	(2.67)%	3.36%	1.76%
B	12/20/07	(3.40)%	2.60%	1.03%
C	12/20/07	(3.43)%	2.59%	1.01%
I	12/20/07	(2.52)%	3.62%	2.03%
R1	12/20/07	(3.42)%	2.60%	1.01%
R2	12/20/07	(2.90)%	3.10%	1.52%
R3	12/20/07	(2.83)%	3.35%	1.76%
R4	12/20/07	(2.50)%	3.53%	1.98%
R6 (formerly Class R5)	12/20/07	(2.45)%	3.68%	2.04%
Comparative benchmarks
Bloomberg Barclays 1-3 Year U.S. Treasury Bond Index (f)		0.91%	0.67%	1.66%
Citigroup 1-Month U.S. Treasury Bill Index (f)		0.18%	0.06%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.27)%	2.14%	1.09%
B With CDSC (Declining over six years from 4% to 0%) (v)		(7.26)%	2.24%	1.03%
C With CDSC (1% for 12 months) (v)		(4.40)%	2.59%	1.01%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5 shares. Total returns for Class R5 shares prior to May 30, 2012 reflect the performance history of Class W shares which had different fees and expenses than Class R5 shares. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definitions

Bloomberg Barclays U.S. Treasury (1-3 Year) Index (formerly known as Barclays 1-3 Year U.S. Treasury Bond Index) – measures the performance of public obligations of the U.S. Treasury with a remaining maturity from 1 up to (but not including) 3 years.

Citigroup 1-Month U.S. Treasury Bill Index – a market capitalization-weighted index that is designed to measure the performance of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, May 1, 2016 through October 31, 2016

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2016 through October 31, 2016.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 5/01/16	Ending Account Value 10/31/16	Expenses Paid During Period (p) 5/01/16-10/31/16
A	Actual	1.52%	$1,000.00	$1,005.03	$7.66
	Hypothetical (h)	1.52%	$1,000.00	$1,017.50	$7.71
B	Actual	2.27%	$1,000.00	$1,001.03	$11.42
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
C	Actual	2.27%	$1,000.00	$1,000.00	$11.41
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
I	Actual	1.27%	$1,000.00	$1,005.98	$6.40
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
R1	Actual	2.27%	$1,000.00	$1,001.03	$11.42
	Hypothetical (h)	2.27%	$1,000.00	$1,013.72	$11.49
R2	Actual	1.77%	$1,000.00	$1,004.06	$8.92
	Hypothetical (h)	1.77%	$1,000.00	$1,016.24	$8.97
R3	Actual	1.51%	$1,000.00	$1,003.99	$7.61
	Hypothetical (h)	1.51%	$1,000.00	$1,017.55	$7.66
R4	Actual	1.27%	$1,000.00	$1,005.96	$6.40
	Hypothetical (h)	1.27%	$1,000.00	$1,018.75	$6.44
R6 (formerly Class R5)	Actual	1.14%	$1,000.00	$1,005.94	$5.75
	Hypothetical (h)	1.14%	$1,000.00	$1,019.41	$5.79

(h)	5% class return per year before expenses.
(p)	“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Expense ratios include 0.09% of interest expense on uncovered collateral or margin obligations with the broker (See Note 2 of the Notes to Financial Statements) that are outside of the expense limitation arrangement (See Note 3 of the Notes to Financial Statements).

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 66.0%
Issuer	Shares/Par	Value ($)
Aerospace - 1.2%
HEICO Corp.	1,236	$83,504
Honeywell International, Inc.	1,545	169,456
Huntington Ingalls Industries, Inc.	1,595	257,369
L-3 Communications Holdings, Inc.	1,471	201,439
Leidos Holdings, Inc.	9,953	413,746
ManTech International Corp., “A”	4,177	162,193
Northrop Grumman Corp.	15,023	3,440,267
Orbital ATK, Inc.	548	40,749
Rockwell Collins, Inc.	2,450	206,584
Rolls-Royce Holdings PLC	76,118	676,869
Saab AB, “B”	10,171	360,348
TransDigm Group, Inc.	2,198	598,867
United Technologies Corp.	767	78,387

		$6,689,778
Airlines - 0.1%
Aena S.A.	646	$94,848
Alaska Air Group, Inc	1,270	91,719
Copa Holdings S.A., “A”	4,526	417,433
Delta Air Lines, Inc.	3,759	157,013

		$761,013
Alcoholic Beverages - 1.0%
AmBev S.A., ADR	21,049	$124,189
Constellation Brands, Inc., “A”	9,354	1,563,240
Heineken N.V.	13,802	1,137,093
Molson Coors Brewing Co.	2,053	213,122
Pernod Ricard S.A.	20,845	2,479,330

		$5,516,974
Apparel Manufacturers - 0.6%
Christian Dior S.A.	847	$163,411
Compagnie Financiere Richemont S.A.	6,609	425,105
Hanesbrands, Inc.	7,011	180,183
LVMH Moet Hennessy Louis Vuitton S.A.	11,862	2,155,711
NIKE, Inc., “B”	2,169	108,840
PVH Corp.	2,064	220,807

		$3,254,057

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Automotive - 1.0%
Adient PLC (a)	243	$11,036
Delphi Automotive PLC	2,532	164,757
Fenix Parts, Inc. (a)	40,656	139,044
Ford Otomotiv Sanayi S.A.	8,906	91,068
General Motors Co.	20,618	651,529
GKN PLC	75,468	294,854
Guangzhou Automobile Group Co. Ltd., “H”	208,000	251,567
Harley-Davidson, Inc.	2,311	131,773
Harman International Industries, Inc.	1,547	123,311
Kar Auction Services, Inc.	3,975	169,256
Koito Manufacturing Co. Ltd.	3,600	188,119
Lear Corp.	8,874	1,089,550
LKQ Corp. (a)	21,566	696,150
Stanley Electric Co. Ltd.	6,600	182,071
Tofas Turk Otomobil Fabriikasi A.S.	17,130	128,991
USS Co. Ltd.	69,100	1,171,544

		$5,484,620
Biotechnology - 0.9%
ACADIA Pharmaceuticals, Inc.	1,704	$39,720
Alder Biopharmaceuticals, Inc.	1,493	36,205
Alexion Pharmaceuticals, Inc.	6,221	811,841
Amgen, Inc.	4,598	649,054
Amicus Therapeutics, Inc. (a)	7,178	49,528
Celgene Corp. (a)	16,644	1,700,684
Exact Sciences Corp. (a)	2,623	40,866
Gilead Sciences, Inc.	16,382	1,206,207
MiMedx Group, Inc. (a)	10,329	92,031
Neurocrine Biosciences, Inc. (a)	1,224	53,574
Spark Therapeutics, Inc. (a)	1,107	52,040
Tesaro, Inc. (a)	883	106,737
VTV Therapeutics, Inc. (a)	4,501	24,260

		$4,862,747
Broadcasting - 0.4%
Discovery Communications, Inc., “A” (a)	5,116	$133,579
Havas S.A.	38,208	310,838
Interpublic Group of Companies, Inc.	7,154	160,178
Nielsen Holdings PLC	3,101	139,607
Time Warner, Inc.	12,573	1,118,871
Twenty-First Century Fox, Inc.	2,278	59,843
WPP Group PLC	10,389	226,093

		$2,149,009

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Brokerage & Asset Managers - 1.2%
Affiliated Managers Group, Inc.	593	$78,667
Apollo Global Management LLC	4,261	77,891
BlackRock, Inc.	2,420	825,801
Blackstone Group LP	1,487	37,220
Charles Schwab Corp.	2,833	89,806
Computershare Ltd.	37,997	304,941
Credit Suisse Group AG, ADR	24,715	343,539
IG Group Holdings PLC	41,847	422,827
Intercontinental Exchange, Inc.	5,258	1,421,711
NASDAQ, Inc.	34,407	2,201,016
Raymond James Financial, Inc.	7,964	478,796
Schroders PLC	10,436	360,090
TD Ameritrade Holding Corp.	3,767	128,869

		$6,771,174
Business Services - 4.9%
Accenture PLC, “A”	30,683	$3,566,592
Amadeus IT Group S.A.	65,353	3,084,874
Amdocs Ltd.	2,951	172,486
Ashtead Group PLC	21,436	335,317
Brenntag AG	1,642	87,773
Bright Horizons Family Solutions, Inc. (a)	17,872	1,195,816
Bunzl PLC	45,982	1,237,640
Cerved Information Solutions S.p.A.	6,572	52,918
Cognizant Technology Solutions Corp., “A” (a)	14,762	758,029
Compass Group PLC	102,048	1,849,869
CoStar Group, Inc. (a)	599	112,085
Equifax, Inc.	4,974	616,627
Fidelity National Information Services, Inc.	3,915	289,397
First Data Corp. (a)	4,134	57,835
Fiserv, Inc. (a)	24,251	2,388,238
FleetCor Technologies, Inc. (a)	6,624	1,161,187
Forrester Research, Inc.	1,934	72,042
Gartner, Inc. (a)	9,924	853,861
Global Payments, Inc.	36,939	2,678,816
Intertek Group PLC	10,591	443,088
Meitec Corp.	6,600	225,308
Mitsubishi Corp.	6,900	150,738
Nomura Research Institute Ltd.	12,050	418,826
PRA Group, Inc. (a)	3,166	100,995
RE/MAX Holdings, Inc., “A”	3,413	148,295
Realogy Holdings Corp.	3,433	78,581
Resources Connection, Inc.	10,648	158,123

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
SGS S.A.	297	$602,074
Sodexo	4,996	580,245
Travelport Worldwide Ltd.	99,348	1,402,794
Tyler Technologies, Inc. (a)	521	83,568
Ultimate Software Group, Inc. (a)	789	166,471
Verisk Analytics, Inc., “A” (a)	4,647	378,963
WEX, Inc. (a)	12,282	1,339,966
WNS (Holdings) Ltd., ADR (a)	5,315	146,163
Zendesk, Inc. (a)	4,140	108,841

		$27,104,441
Cable TV - 0.6%
Charter Communications, Inc., “A” (a)	6,178	$1,543,820
Comcast Corp., “A”	33,298	2,058,482

		$3,602,302
Chemicals - 1.1%
3M Co.	5,452	$901,216
Celanese Corp.	2,278	166,112
E.I. du Pont de Nemours & Co.	1,104	75,944
FMC Corp.	4,238	198,720
Givaudan S.A.	575	1,112,753
Ingevity Corp. (a)	4,720	195,408
LyondellBasell Industries N.V., “A”	17,612	1,401,035
Monsanto Co.	715	72,051
Orica Ltd.	32,822	406,724
PPG Industries, Inc.	14,352	1,336,602
Victrex PLC	9,147	196,041

		$6,062,606
Computer Software - 2.0%
2U, Inc. (a)	4,424	$154,221
Adobe Systems, Inc. (a)	10,617	1,141,434
Akamai Technologies, Inc. (a)	907	63,009
Aspen Technology, Inc.	4,377	215,523
Cadence Design Systems, Inc. (a)	34,429	880,694
Check Point Software Technologies Ltd. (a)	3,211	271,522
Intuit, Inc.	10,113	1,099,688
Microsoft Corp.	18,774	1,124,938
OBIC Co. Ltd.	24,300	1,265,166
Oracle Corp.	29,168	1,120,635
Paylocity Holding Corp. (a)	2,385	103,724
Sabre Corp.	25,662	662,849
Salesforce.com, Inc. (a)	10,185	765,505

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - continued
SAP SE	13,122	$1,155,831
SecureWorks Corp. (a)	9,585	113,007
Symantec Corp.	6,966	174,359
TiVo, Inc. (a)	2,450	48,633
VeriSign, Inc.	8,352	701,735

		$11,062,473
Computer Software - Systems - 1.5%
Apple, Inc.	9,352	$1,061,826
Brother Industries Ltd.	25,000	460,093
Constellation Software, Inc.	107	50,126
Hewlett Packard Enterprise	66,753	1,499,940
HP, Inc.	22,745	329,575
International Business Machines Corp.	6,266	963,022
Kinaxis, Inc. (a)	1,767	86,341
Model N, Inc. (a)	17,685	182,156
NCR Corp.	4,397	154,115
NetApp, Inc.	14,448	490,365
NICE Systems Ltd., ADR	8,755	581,945
Pitney Bowes, Inc.	4,738	84,526
Proofpoint, Inc. (a)	1,495	117,178
Q2 Holdings, Inc. (a)	5,649	158,737
Rapid7, Inc. (a)	5,946	85,206
SS&C Technologies Holdings, Inc.	20,738	662,164
Vantiv, Inc., “A” (a)	12,213	712,751
Venture Corp. Ltd.	34,800	237,628
Verint Systems, Inc. (a)	6,726	242,136
Xerox Corp.	13,751	134,347

		$8,294,177
Conglomerates - 0.1%
CK Hutchison Holdings Ltd.	2,944	$36,423
DCC PLC	6,028	491,762
First Pacific Co. Ltd.	340,000	257,777

		$785,962
Construction - 1.4%
Armstrong World Industries, Inc. (a)	7,017	$263,138
Bellway PLC	12,806	370,860
Fortune Brands Home & Security, Inc.	8,305	453,702
Geberit AG	948	401,119
GMS, Inc. (a)	11,082	230,284
Lennox International, Inc.	876	127,800
Owens Corning	31,992	1,560,570

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - continued
Pool Corp.	5,479	$507,246
Sherwin-Williams Co.	1,784	436,830
Siteone Landscape Supply, Inc. (a)	8,183	255,146
Stanley Black & Decker, Inc.	1,961	223,240
Summit Materials, Inc., “A” (a)	5,888	110,341
Techtronic Industries Co. Ltd.	54,000	203,312
Toll Brothers, Inc. (a)	48,772	1,338,304
TopBuild Corp. (a)	4,863	146,522
Toto Ltd.	6,700	268,332
Vulcan Materials Co.	10,694	1,210,561

		$8,107,307
Consumer Products - 2.3%
Colgate-Palmolive Co.	27,094	$1,933,428
Coty, Inc., “A”	6,980	160,470
E.L.F. Beauty, Inc. (a)	939	24,283
Estee Lauder Cos., Inc., “A”	4,439	386,770
Kao Corp.	24,000	1,236,960
Kobayashi Pharmaceutical Co. Ltd.	59,700	3,125,327
L’Oréal S.A.	10,164	1,819,235
Newell Brands, Inc.	19,285	926,066
Reckitt Benckiser Group PLC	27,846	2,492,527
Sensient Technologies Corp.	4,126	307,428
Uni-Charm Corp.	7,100	169,156

		$12,581,650
Consumer Services - 1.0%
Asante, Inc.	18,400	$279,149
Carriage Services, Inc.	3,436	81,227
Estacio Participacoes S.A., ADR	64,625	374,825
Houghton Mifflin Harcourt Co. (a)	4,385	55,470
Localiza Rent a Car S.A., ADR	26,415	327,282
Nord Anglia Education, Inc. (a)	5,936	127,861
Priceline Group, Inc. (a)(s)	3,022	4,455,123
ServiceMaster Global Holdings, Inc. (a)	2,106	75,374

		$5,776,311
Containers - 0.5%
Berry Plastics Group, Inc. (a)	16,376	$716,450
Brambles Ltd.	142,653	1,251,191
Fuji Seal International, Inc.	6,600	272,824
Graphic Packaging Holding Co.	22,107	276,338
Multi Packaging Solutions International Ltd. (a)	5,685	76,804

		$2,593,607

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - 1.6%
AMETEK, Inc.	16,476	$726,592
Amphenol Corp.	8,132	536,143
Fortive Corp.	491	25,066
IMI PLC	22,523	274,027
Johnson Controls International PLC	26,727	1,077,633
Legrand S.A.	1,397	78,963
Mettler-Toledo International, Inc. (a)	5,570	2,250,726
MSC Industrial Direct Co., Inc., “A”	2,988	217,526
Schneider Electric S.A.	26,186	1,757,511
Spectris PLC	14,098	353,574
TriMas Corp. (a)	7,647	137,264
W.W. Grainger, Inc.	291	60,563
WESCO International, Inc. (a)	28,816	1,561,827

		$9,057,415
Electronics - 2.0%
Analog Devices, Inc.	13,681	$876,952
Broadcom Corp.	5,068	862,979
Halma PLC	120,215	1,542,060
Inphi Corp. (a)	2,788	103,435
Integrated Device Technology, Inc. (a)	4,096	84,828
Intel Corp.	23,541	820,875
Keysight Technologies, Inc. (a)	3,591	117,785
Maxim Integrated Products, Inc.	4,022	159,392
Mellanox Technologies Ltd. (a)	3,444	149,470
Monolithic Power Systems, Inc.	7,111	560,418
OSI Systems, Inc. (a)	2,022	141,803
Plexus Corp. (a)	4,675	214,162
Samsung Electronics Co. Ltd.	119	170,453
Silicon Laboratories, Inc. (a)	3,092	185,365
Siliconware Precision Industries Co. Ltd., ADR	51,622	386,649
Solaredge Technologies, Inc. (a)	1,922	26,331
Taiwan Semiconductor Manufacturing Co. Ltd.	53,654	320,487
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	92,007	2,861,418
Texas Instruments, Inc.	20,231	1,433,366
Ultratech, Inc. (a)	3,562	75,835

		$11,094,063
Energy - Independent - 1.4%
Anadarko Petroleum Corp.	21,607	$1,284,320
Cabot Oil & Gas Corp.	9,504	198,444
Cairn Energy PLC (a)	30,570	76,108
Cimarex Energy Co.	920	118,800

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Energy - Independent - continued
Energen Corp.	7,726	$387,304
EOG Resources, Inc.	1,697	153,443
EQT Corp.	3,363	221,958
Galp Energia SGPS S.A.	11,981	162,429
Hess Corp.	3,711	178,017
HollyFrontier Corp.	3,906	97,455
Noble Energy, Inc.	3,481	119,990
Occidental Petroleum Corp.	6,839	498,631
Oil Search Ltd.	24,995	126,631
Parsley Energy, Inc., “A” (a)	6,525	214,673
PDC Energy, Inc. (a)	2,335	143,206
Pioneer Natural Resources Co.	3,081	551,561
Rice Energy, Inc. (a)	93,067	2,055,850
TORC Oil & Gas Ltd.	41,223	233,268
Valero Energy Corp.	17,130	1,014,781
WPX Energy, Inc. (a)	19,312	209,728

		$8,046,597
Energy - Integrated - 0.2%
BP PLC	59,608	$352,908
Chevron Corp.	2,011	210,652
Eni S.p.A.	16,887	244,883
Exxon Mobil Corp.	6,905	575,325

		$1,383,768
Engineering - Construction - 0.1%
KBR, Inc.	17,327	$256,613
Promotora y Operadora de Infraestructura S.A.B. de C.V.	15,189	169,802
Stantec, Inc.	7,273	162,188
Team, Inc. (a)	3,852	118,449

		$707,052
Entertainment - 0.3%
International Speedway Corp.	3,779	$124,329
Live Nation, Inc. (a)	10,582	292,804
Netflix, Inc. (a)	7,133	890,698
Parques Reunidos Servicios Centrales S.A.U. (a)	11,065	157,299

		$1,465,130
Food & Beverages - 3.7%
AdvancePierre Foods Holdings, Inc.	3,415	$95,483
Archer Daniels Midland Co.	44,583	1,942,481
Blue Buffalo Pet Products, Inc. (a)	3,704	93,044
Britvic PLC	33,182	225,412

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - continued
Bunge Ltd.	10,660	$661,027
Cal-Maine Foods, Inc.	5,524	213,503
Coca-Cola Co.	15,945	676,068
Coca-Cola European Partners PLC	3,939	151,415
Danone S.A.	56,878	3,938,578
Flex Pharma, Inc. (a)	3,510	17,059
Flowers Foods, Inc.	61,880	960,378
Freshpet, Inc. (a)	5,299	45,042
General Mills, Inc.	10,891	675,024
Greencore Group PLC	21,564	87,101
J.M. Smucker Co.	11,450	1,503,500
Kellogg Co.	1,769	132,905
Marine Harvest A.S.A.	19,747	358,261
Mead Johnson Nutrition Co., “A”	970	72,527
Mondelez International, Inc.	1,918	86,195
Monster Worldwide, Inc. (a)	1,425	205,685
Nestle S.A.	57,968	4,203,127
Nestle S.A., ADR	12,279	892,008
PepsiCo, Inc.	1,511	161,979
Pinnacle Foods, Inc.	4,666	239,926
S Foods, Inc.	6,800	182,207
Snyders-Lance, Inc.	3,956	140,715
Tate & Lyle PLC	30,568	291,839
TreeHouse Foods, Inc. (a)	1,348	117,923
Tyson Foods, Inc., “A”	30,617	2,169,214

		$20,539,626
Food & Drug Stores - 0.6%
Alimentation Couche-Tard, Inc.	7,813	$392,099
Booker Group PLC	104,523	229,517
CVS Health Corp.	16,355	1,375,456
FamilyMart UNY Holdings Co. Ltd.	3,300	207,056
Kroger Co.	19,185	594,351
Sally Beauty Holdings, Inc.	5,608	145,472
Sundrug Co. Ltd.	2,800	220,807
United Natural Foods, Inc. (a)	2,291	95,626

		$3,260,384
Furniture & Appliances - 0.0%
Whirlpool Corp.	1,031	$154,464

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.2%
Carnival Corp.	17,237	$846,337
Royal Caribbean Cruises Ltd.	1,419	109,079

		$955,416
General Merchandise - 0.3%
Costco Wholesale Corp.	727	$107,501
Dollar Tree, Inc. (a)	13,488	1,019,018
Five Below, Inc. (a)	5,079	190,869
Kohl’s Corp.	1,887	82,556
Ollie’s Bargain Outlet Holdings, Inc. (a)	3,364	92,005
PriceSmart, Inc.	1,175	106,866
Target Corp.	402	27,629
Woolworths Holdings Ltd.	42,785	247,849

		$1,874,293
Health Maintenance Organizations - 0.2%
Cigna Corp.	334	$39,689
Molina Healthcare, Inc. (a)	3,289	178,954
UnitedHealth Group, Inc.	7,123	1,006,694

		$1,225,337
Insurance - 3.2%
AIA Group Ltd.	331,800	$2,094,192
Allied World Assurance Co.	8,361	359,356
American International Group, Inc.	1,451	89,527
AMP Ltd.	38,900	135,232
Anthem, Inc.	6,662	811,831
Aon PLC	13,090	1,450,765
Arthur J. Gallagher & Co.	2,943	141,941
Aspen Insurance Holdings Ltd.	3,804	183,543
Beazley PLC	152,369	678,859
Chubb Ltd.	647	82,169
Everest Re Group Ltd.	1,846	375,698
Fairfax Financial Holdings Ltd.	1,723	882,439
Hanover Insurance Group, Inc.	3,507	267,198
Hartford Financial Services Group, Inc.	29,156	1,286,071
Hiscox Ltd.	20,048	250,541
Jardine Lloyd Thompson Group PLC	22,883	287,930
Lincoln National Corp.	3,226	158,364
MetLife, Inc.	27,176	1,276,185
Prudential Financial, Inc.	21,694	1,839,434
Safety Insurance Group, Inc.	2,774	187,800
Sony Financial Holdings, Inc.	20,900	294,158
Storebrand A.S.A. (a)	67,953	349,702
Swiss Re Ltd.	1,943	180,447

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Third Point Reinsurance Ltd. (a)	12,100	$142,175
Travelers Cos., Inc.	13,724	1,484,662
Unum Group	43,141	1,527,191
Validus Holdings Ltd.	13,011	664,862
XL Group Ltd.	6,302	218,679
Zurich Insurance Group AG	891	233,116

		$17,934,067
Internet - 1.6%
Alibaba Group Holding Ltd., ADR (a)	15,209	$1,546,603
Alphabet, Inc., “A” (a)	2,670	2,162,433
Alphabet, Inc., “C” (a)	1,374	1,077,958
Facebook, Inc., “A”	19,451	2,547,886
LogMeIn, Inc.	2,367	224,865
Naver Corp.	1,276	955,676
Rightmove PLC	8,799	402,259

		$8,917,680
Leisure & Toys - 0.9%
Activision Blizzard, Inc.	6,274	$270,849
Brunswick Corp.	2,736	119,016
Electronic Arts, Inc. (a)	42,184	3,312,288
Take-Two Interactive Software, Inc. (a)	25,672	1,139,580

		$4,841,733
Machinery & Tools - 2.0%
Allison Transmission Holdings, Inc.	54,819	$1,605,649
Columbus McKinnon Corp.	4,689	91,389
Daikin Industries Ltd.	3,200	307,581
Deere & Co.	2,463	217,483
Eaton Corp. PLC	11,937	761,222
GEA Group AG	30,271	1,170,526
Herman Miller, Inc.	2,477	68,861
ITT, Inc.	4,424	155,813
Kubota Corp.	20,700	334,473
Regal Beloit Corp.	18,536	1,095,478
Ritchie Bros. Auctioneers, Inc.	17,427	602,598
Ritchie Bros. Auctioneers, Inc.	3,724	128,813
Roper Technologies, Inc.	6,615	1,146,446
Schindler Holding AG	1,343	249,586
Spirax-Sarco Engineering PLC	6,028	325,529
SPX FLOW, Inc. (a)	12,160	305,094
United Rentals, Inc. (a)	15,837	1,198,227
WABCO Holdings, Inc. (a)	4,917	484,128

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Machinery & Tools - continued
Weir Group PLC	33,070	$688,121
Xylem, Inc.	2,683	129,669

		$11,066,686
Major Banks - 1.8%
Bank of America Corp.	117,074	$1,931,721
Barclays PLC	107,081	249,421
BNP Paribas	5,863	340,084
Comerica, Inc.	3,431	178,721
Goldman Sachs Group, Inc.	571	101,775
HSBC Holdings PLC	118,286	892,147
Huntington Bancshares, Inc.	41,286	437,632
JPMorgan Chase & Co. (s)	47,351	3,279,530
KeyCorp	14,005	197,751
Lloyds Banking Group PLC	319,221	223,730
PNC Financial Services Group, Inc.	1,437	137,377
Sumitomo Mitsui Financial Group, Inc.	7,600	264,735
Wells Fargo & Co.	39,332	1,809,665
Westpac Banking Corp.	5,366	124,376

		$10,168,665
Medical & Health Technology & Services - 1.1%
Adeptus Health, Inc.	2,424	$73,011
AmerisourceBergen Corp.	2,250	158,220
Brookdale Senior Living, Inc. (a)	6,355	91,703
Capital Senior Living Corp. (a)	6,827	109,027
Community Health Systems, Inc. (a)	6,784	35,820
Express Scripts Holding Co. (a)	1,253	84,452
HCA Holdings, Inc. (a)	14,342	1,097,593
Healthcare Services Group, Inc.	7,828	289,401
Henry Schein, Inc. (a)	3,714	554,129
HMS Holdings Corp. (a)	6,151	129,602
Hogy Medical Co. Ltd.	4,700	310,136
INC Research Holdings, Inc., “A” (a)	2,212	101,088
LifePoint Hospitals, Inc. (a)	6,006	359,459
McKesson Corp.	6,799	864,629
MEDNAX, Inc. (a)	7,293	446,696
Medpace Holdings, Inc. (a)	2,985	86,625
Miraca Holdings, Inc.	6,800	329,398
Owens & Minor, Inc.	1,646	53,413
Quest Diagnostics, Inc.	2,026	164,997
Quintiles IMS Holdings, Inc. (a)	1,980	142,045
Teladoc, Inc. (a)	6,345	103,106

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical & Health Technology & Services - continued
Universal Health Services, Inc.	971	$117,209
VCA, Inc. (a)	3,037	186,654

		$5,888,413
Medical Equipment - 2.3%
Abbott Laboratories	5,126	$201,144
Agilent Technologies, Inc.	2,925	127,442
Ansell Ltd.	16,472	271,781
C.R. Bard, Inc.	2,366	512,665
Cooper Cos., Inc.	2,837	499,425
Danaher Corp.	27,134	2,131,376
Dentsply Sirona, Inc.	2,166	124,697
DexCom, Inc. (a)	1,205	94,279
Edwards Lifesciences Corp.	2,712	258,237
Essilor International S.A.	5,474	615,330
ICU Medical, Inc. (a)	962	134,007
Insulet Corp. (a)	2,689	99,816
Integra LifeSciences Holdings Corp. (a)	1,722	136,916
iRhythm Technologies, Inc. (a)	3,358	83,782
Masimo Corp. (a)	3,546	195,030
Medtronic PLC	20,607	1,690,186
Merit Medical Systems, Inc. (a)	4,503	98,841
Nihon Kohden Corp.	8,300	202,850
NxStage Medical, Inc. (a)	7,543	171,528
Obalon Therapeutics, Inc. (a)	4,501	58,198
PerkinElmer, Inc.	19,849	1,010,116
QIAGEN N.V. (a)	14,229	348,402
Steris PLC	9,323	622,963
Stryker Corp.	4,990	575,597
Teleflex, Inc.	655	93,750
Terumo Corp.	1,900	73,648
Thermo Fisher Scientific, Inc.	11,572	1,701,431
VWR Corp. (a)	13,347	367,176
Zimmer Biomet Holdings, Inc.	2,460	259,284

		$12,759,897
Metals & Mining - 0.1%
BHP Billiton PLC	17,846	$269,658
Iluka Resources Ltd.	21,735	95,400
Rio Tinto PLC	9,113	316,727

		$681,785

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Natural Gas - Distribution - 0.1%
China Resources Gas Group Ltd.	48,000	$150,705
Engie	12,538	180,785
NiSource, Inc.	4,575	106,415
Sempra Energy	720	77,112

		$515,017
Natural Gas - Pipeline - 0.3%
APA Group	24,965	$151,167
Boardwalk Pipeline Partners LP	13,771	236,999
Enbridge, Inc.	3,218	138,960
Enterprise Products Partners LP	1,962	49,521
Western Gas Equity Partners LP	20,693	1,141,219

		$1,717,866
Network & Telecom - 0.3%
Cisco Systems, Inc.	26,244	$805,166
Ixia (a)	18,101	216,307
LM Ericsson Telephone Co., “B”	65,055	314,898
VTech Holdings Ltd.	28,100	344,930

		$1,681,301
Oil Services - 0.4%
Forum Energy Technologies, Inc. (a)	18,496	$332,928
Frank’s International N.V.	15,666	176,243
Halliburton Co.	1,956	89,976
John Wood Group PLC	20,601	193,908
Oil States International, Inc. (a)	3,165	92,576
Patterson-UTI Energy, Inc.	3,841	86,346
Schlumberger Ltd.	15,055	1,177,753
Superior Energy Services, Inc.	9,822	139,080
Technip	1,162	77,071
Tesco Corp.	11,372	77,898

		$2,443,779
Other Banks & Diversified Financials - 3.6%
Element Fleet Management Corp.	81,115	$790,407
ABN AMRO Group N.V., GDR	10,840	250,189
Aeon Financial Service Co. Ltd.	13,000	229,456
Air Lease Corp.	5,159	156,111
Bancolombia S.A., ADR	7,634	292,230
Bank of the Ozarks, Inc.	3,419	126,366
BB&T Corp.	4,967	194,706
Berkshire Hills Bancorp, Inc.	7,018	207,382
Brookline Bancorp, Inc.	15,895	203,456
Chiba Bank Ltd.	46,000	285,115

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc.	56,841	$2,793,735
Citizens Financial Group, Inc.	8,029	211,484
Credicorp Ltd.	4,106	610,480
Discover Financial Services	32,781	1,846,554
DNB A.S.A.	18,190	263,086
East West Bancorp, Inc.	4,626	182,773
ECN Capital Corp.	45,473	99,333
Encore Capital Group, Inc. (a)	5,105	101,334
Fifth Third Bancorp	12,631	274,851
First Interstate BancSystem, Inc.	8,201	261,612
First Republic Bank	1,164	86,637
Glacier Bancorp, Inc.	6,347	179,366
HDFC Bank Ltd., ADR	16,206	1,147,061
Intesa Sanpaolo S.p.A	112,000	259,420
Julius Baer Group Ltd.	17,256	699,447
Jyske Bank	5,902	267,845
Kasikornbank PLC	6,700	32,928
KBC Group N.V.	3,841	234,056
Lakeland Financial Corp.	5,695	209,804
M&T Bank Corp.	1,254	153,903
Mastercard, Inc., “A”	7,789	833,579
New York Community Bancorp, Inc.	6,890	98,940
Northern Trust Corp.	2,258	163,524
Public Bank Berhad	41,100	194,576
Sandy Spring Bancorp, Inc.	7,008	222,154
Santander Consumer USA Holdings, Inc. (a)	9,290	113,338
SunTrust Banks, Inc.	3,138	141,932
Svenska Handelsbanken AB	47,189	643,666
TCF Financial Corp.	16,077	229,901
Texas Capital Bancshares, Inc. (a)	5,005	296,797
U.S. Bancorp	30,857	1,381,159
UMB Financial Corp.	2,983	185,095
Valley National Bancorp	16,933	166,959
Visa, Inc., “A”	28,110	2,319,356
Webster Financial Corp.	3,623	146,369
Wintrust Financial Corp.	10,855	585,627

		$20,374,099
Pharmaceuticals - 3.0%
Allergan PLC	523	$109,276
Aratana Therapeutics, Inc. (a)	9,681	78,416
Bayer AG	19,536	1,936,327
Bristol-Myers Squibb Co.	20,641	1,050,833

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - continued
Collegium Pharmaceutical, Inc. (a)	4,353	$65,164
Eli Lilly & Co.	21,127	1,560,018
Genomma Lab Internacional S.A., “B” (a)	242,332	289,886
Johnson & Johnson	19,640	2,278,044
MediWound Ltd. (a)	4,945	31,648
Merck & Co., Inc.	55,517	3,259,958
Novartis AG	28,291	2,012,719
Roche Holding AG	14,255	3,277,260
Santen Pharmaceutical Co. Ltd.	23,600	345,212
Shionogi & Co. Ltd.	2,700	133,314
TherapeuticsMD, Inc. (a)	14,626	83,953
Zoetis, Inc.	1,511	72,226

		$16,584,254
Pollution Control - 0.1%
Advanced Disposal Services, Inc. (a)	4,041	$80,941
Clean Harbors, Inc. (a)	9,004	426,069
Stericycle, Inc. (a)	625	50,056

		$557,066
Precious Metals & Minerals - 0.1%
Agnico Eagle Mines Ltd.	6,267	$318,364

Printing & Publishing - 0.2%
Moody’s Corp.	7,952	$799,335
RELX N.V.	19,936	336,478

		$1,135,813
Railroad & Shipping - 0.3%
Canadian National Railway Co.	19,960	$1,254,885
Canadian Pacific Railway Ltd.	406	58,042
Kansas City Southern Co.	1,305	114,527
StealthGas, Inc. (a)	15,332	47,529
Union Pacific Corp.	3,642	321,152

		$1,796,135
Real Estate - 2.2%
Annaly Capital Management, Inc., REIT	12,256	$126,972
Ascendas Real Estate Investment Trust, REIT	199,200	339,338
Big Yellow Group PLC, REIT	7,220	61,154
Corporate Office Properties Trust, REIT	13,747	366,907
EPR Properties, REIT	2,368	172,201
Equity Lifestyle Properties, Inc., REIT	14,258	1,081,327

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
Extra Space Storage, Inc., REIT	4,287	$313,594
Fibra Uno Administracion S.A. de C.V., REIT	99,031	188,987
Gramercy Property Trust, Inc., REIT	14,397	132,740
LEG Immobilien AG	3,293	277,768
Life Storage, Inc., REIT	1,718	138,557
Medical Properties Trust, Inc., REIT	100,205	1,396,858
Mid-America Apartment Communities, Inc., REIT	18,002	1,669,686
Mitsui Fudosan Co. Ltd.	10,000	227,949
Select Income, REIT	8,887	219,864
Simon Property Group, Inc., REIT	1,705	317,062
STAG Industrial, Inc., REIT	7,392	170,533
Store Capital Corp., REIT	92,505	2,524,461
Sun Communities, Inc., REIT	1,560	120,011
TAG Immobilien AG	80,692	1,077,128
Tanger Factory Outlet Centers, Inc., REIT	6,571	228,671
Washington Prime Group, Inc., REIT	103,814	1,089,009
Weyerhaeuser Co., REIT	4,026	120,498

		$12,361,275
Restaurants - 0.8%
Alsea S.A.B. de C.V.	62,963	$234,983
Aramark	33,443	1,245,083
Brinker International, Inc.	1,669	82,182
Dave & Buster’s, Inc. (a)	3,022	124,960
DineEquity, Inc.	908	71,823
Domino’s Pizza Group PLC	10,908	45,408
Domino’s Pizza, Inc.	1,141	193,103
Dunkin Brands Group, Inc.	3,235	156,445
McDonald’s Corp.	1,688	190,018
Performance Food Group Co. (a)	3,595	86,280
Starbucks Corp.	13,038	691,927
U.S. Foods Holding Corp. (a)	6,582	148,753
Whitbread PLC	15,345	678,979
Wingstop, Inc.	3,511	93,954
YUM! Brands, Inc.	1,605	138,479
Zoe’s Kitchen, Inc. (a)	6,326	143,410

		$4,325,787
Special Products & Services - 0.1%
Boyd Group Income Fund, EU	3,363	$207,777
Gores Holdings, Inc. (a)	15,939	181,545
Nexeo Solutions, Inc. (a)(z)	4,372	36,288

		$425,610

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Chemicals - 0.9%
A. Schulman, Inc.	4,173	$119,975
Akzo Nobel N.V.	6,864	443,658
Axalta Coating Systems Ltd. (a)	16,715	419,881
Croda International PLC	5,092	218,017
Elementis PLC	76,666	223,525
Ferro Corp. (a)	14,128	183,099
Ferroglobe PLC	29,995	277,454
Kansai Paint Co. Ltd.	9,000	193,954
Linde AG	9,524	1,571,382
Nexeo Solutions, Inc., EU (a)	4,592	38,114
Nippon Paint Holdings Co. Ltd.	4,900	167,274
PolyOne Corp.	3,185	93,098
RPM International, Inc.	3,532	167,911
Sika AG	132	634,422
Symrise AG	2,432	166,885
Univar, Inc. (a)	14,844	330,279

		$5,248,928
Specialty Stores - 3.5%
ABC-Mart, Inc.	600	$36,560
Amazon.com, Inc. (s)	6,973	5,507,415
AutoZone, Inc. (a)	2,570	1,907,351
Citi Trends, Inc.	14,573	289,420
Dufry AG (a)	774	94,174
Esprit Holdings Ltd. (a)	55,700	45,965
Express, Inc.	13,689	164,542
Gap, Inc.	98,165	2,708,372
Just Eat PLC (a)	34,087	234,480
Lululemon Athletica, Inc. (a)	507	29,026
Michael Kors Holdings Ltd. (a)	44,910	2,280,530
NEXT PLC	4,032	237,678
Nitori Co. Ltd.	3,300	395,547
O’Reilly Automotive, Inc. (a)	2,267	599,485
Ross Stores, Inc.	33,037	2,066,134
Ryohin Keikaku Co. Ltd.	300	64,194
Shimamura Co. Ltd.	2,800	359,111
Super Retail Group Ltd.	19,282	143,745
Tractor Supply Co.	4,306	269,685
Tuesday Morning Corp. (a)	15,880	78,606
Urban Outfitters, Inc. (a)	57,453	1,921,803
Zumiez, Inc. (a)	6,013	133,789

		$19,567,612

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telecommunications - Wireless - 0.8%
American Tower Corp., REIT	9,911	$1,161,470
KDDI Corp.	67,200	2,045,412
SBA Communications Corp. (a)	6,654	753,765
SoftBank Group Corp.	3,400	214,044
Vodafone Group PLC	60,623	166,807

		$4,341,498
Telephone Services - 0.6%
Bezeq - The Israel Telecommunication Corp. Ltd.	118,559	$215,404
British Telecom Group, PLC	41,200	189,587
Frontier Communications Corp.	20,503	82,422
Hellenic Telecommunications Organization S.A.	8,926	81,818
Verizon Communications, Inc.	54,595	2,626,020

		$3,195,251
Tobacco - 1.2%
Altria Group, Inc.	26,028	$1,720,971
British American Tobacco PLC	13,236	760,064
ITC Ltd.	78,632	284,510
Japan Tobacco, Inc.	42,100	1,603,389
Philip Morris International, Inc.	18,635	1,797,159
Reynolds American, Inc.	1,926	106,084
Swedish Match AB	8,953	311,546

		$6,583,723
Trucking - 0.4%
DSV A.S.	8,575	$415,601
Knight Transportation, Inc.	14,247	416,725
Marten Transport Ltd.	11,192	229,436
Swift Transportation Co. (a)	11,164	249,850
Yamato Holdings Co. Ltd.	48,200	1,100,782

		$2,412,394
Utilities - Electric Power - 1.7%
AES Corp.	10,463	$123,150
Ameren Corp.	2,327	116,234
American Electric Power Co., Inc.	750	48,630
Calpine Corp. (a)	8,535	101,567
CMS Energy Corp.	5,932	250,034
DTE Energy Co.	19,492	1,871,427
Duke Energy Corp.	15,957	1,276,879
El Paso Electric Co.	6,379	294,710
Enel S.p.A	50,425	216,988
Eversource Energy	2,780	153,067

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - continued
Exelon Corp.	69,650	$2,372,976
NextEra Energy, Inc.	794	101,632
NorthWestern Corp.	2,124	122,236
PG&E Corp.	10,736	666,920
Pinnacle West Capital Corp.	2,259	171,978
PNM Resources, Inc.	6,405	210,404
Portland General Electric Co.	6,040	263,586
PPL Corp.	19,827	680,859
Public Service Enterprise Group, Inc.	3,805	160,114
WEC Energy Group, Inc.	2,016	120,396
Xcel Energy, Inc.	1,632	67,810

		$9,391,597
Total Common Stocks (Identified Cost, $368,749,889)		$368,460,048

Bonds - 19.2%
Aerospace - 0.1%
Lockheed Martin Corp., 3.55%, 1/15/2026	$699,000	$742,578

Automotive - 0.3%
Delphi Automotive PLC, 4.15%, 3/15/2024	$369,000	$395,123
General Motors Co., 4.875%, 10/02/2023	1,000,000	1,076,735
Johnson Controls International PLC, 4.95%, 7/02/2064	143,000	143,867

		$1,615,725
Biotechnology - 0.2%
Life Technologies Corp., 6%, 3/01/2020	$325,000	$362,100
Life Technologies Corp., 5%, 1/15/2021	532,000	580,740

		$942,840
Broadcasting - 0.4%
Omnicom Group, Inc., 3.625%, 5/01/2022	$300,000	$319,605
Omnicom Group, Inc., 3.65%, 11/01/2024	121,000	126,819
Omnicom Group, Inc., 3.6%, 4/15/2026	718,000	745,870
SES Global Americas Holdings GP, 2.5%, 3/25/2019 (n)	422,000	422,008
Time Warner, Inc., 5.35%, 12/15/2043	300,000	339,040

		$1,953,342
Brokerage & Asset Managers - 0.3%
CME Group, Inc., 3%, 3/15/2025	$555,000	$576,779
Intercontinental Exchange, Inc., 2.75%, 12/01/2020	473,000	488,461
Intercontinental Exchange, Inc., 3.75%, 12/01/2025	777,000	827,169

		$1,892,409

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 0.2%
Martin Marietta Materials, Inc., 4.25%, 7/02/2024	$418,000	$437,358
Masco Corp., 4.375%, 4/01/2026	2,000	2,080
Mohawk Industries, Inc., 3.85%, 2/01/2023	300,000	312,481
Owens Corning, 4.2%, 12/15/2022	152,000	161,381

		$913,300
Business Services - 0.5%
Cisco Systems, Inc., 2.2%, 2/28/2021	$1,015,000	$1,032,324
Fidelity National Information Services, Inc., 3.5%, 4/15/2023	700,000	728,830
Fidelity National Information Services, Inc., 5%, 10/15/2025	945,000	1,063,537

		$2,824,691
Cable TV - 0.5%
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)	$885,000	$1,020,168
Comcast Corp., 4.75%, 3/01/2044	710,000	803,215
Cox Communications, Inc., 6.25%, 6/01/2018 (n)	400,000	425,678
NBCUniversal Enterprise, Inc., 1.974%, 4/15/2019 (n)	400,000	404,617
Time Warner Cable, Inc., 4.5%, 9/15/2042	368,000	346,061

		$2,999,739
Chemicals - 0.3%
Dow Chemical Co., 8.55%, 5/15/2019	$325,000	$378,686
LYB International Finance B.V., 4.875%, 3/15/2044	386,000	409,708
LyondellBasell Industries N.V., 5%, 4/15/2019	588,000	628,490

		$1,416,884
Computer Software - 0.1%
Oracle Corp., 3.4%, 7/08/2024	$336,000	$354,516

Conglomerates - 0.1%
Roper Industries, Inc., 1.85%, 11/15/2017	$557,000	$558,592

Consumer Products - 0.4%
Hasbro, Inc., 5.1%, 5/15/2044	$438,000	$459,876
Mattel, Inc., 5.45%, 11/01/2041	244,000	254,487
Newell Rubbermaid, Inc., 3.85%, 4/01/2023	550,000	583,666
Newell Rubbermaid, Inc., 4%, 12/01/2024	310,000	326,983
Newell Rubbermaid, Inc., 5.375%, 4/01/2036	268,000	310,344
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)	300,000	317,980

		$2,253,336
Consumer Services - 0.3%
Priceline Group, Inc., 3.65%, 3/15/2025	$319,000	$331,550
Priceline Group, Inc., 3.6%, 6/01/2026	536,000	555,732

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Consumer Services - continued
Visa, Inc., 4.15%, 12/14/2035	$527,000	$582,749

		$1,470,031
Electrical Equipment - 0.0%
Arrow Electronics, Inc., 3.5%, 4/01/2022	$192,000	$197,163

Electronics - 0.3%
Flextronics International Ltd., 4.75%, 6/15/2025	$1,000,000	$1,074,772
Tyco Electronics Group S.A., 3.5%, 2/03/2022	400,000	422,985

		$1,497,757
Emerging Market Quasi-Sovereign - 0.0%
Comision Federal de Electricidad, 5.75%, 2/14/2042	$232,000	$236,900

Energy - Independent - 0.2%
EQT Corp., 4.875%, 11/15/2021	$500,000	$546,815
Pioneer Natural Resources Co., 7.5%, 1/15/2020	219,000	253,500

		$800,315
Energy - Integrated - 0.1%
BP Capital Markets PLC, 2.521%, 1/15/2020	$213,000	$216,858
Shell International Finance B.V., 3.75%, 9/12/2046	598,000	569,289

		$786,147
Entertainment - 0.1%
Carnival Corp., 1.875%, 12/15/2017	$471,000	$474,019

Financial Institutions - 0.1%
International Lease Finance Corp., 7.125%, 9/01/2018 (n)	$325,000	$353,844

Food & Beverages - 1.6%
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023	$338,000	$352,768
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036	1,423,000	1,577,448
J.M. Smucker Co., 2.5%, 3/15/2020	1,326,000	1,352,128
Kraft Heinz Foods Co., 3%, 6/01/2026	420,000	415,278
Kraft Heinz Foods Co., 5%, 7/15/2035	225,000	252,781
Kraft Heinz Foods Co., 6.5%, 2/09/2040	400,000	521,626
Molson Coors Brewing Co., 2.1%, 7/15/2021	387,000	385,462
Molson Coors Brewing Co., 4.2%, 7/15/2046	329,000	328,912
Pernod Ricard S.A., 4.45%, 1/15/2022 (n)	500,000	547,404
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)	860,000	926,206
SYSCO Corp., 2.5%, 7/15/2021	315,000	319,816
Tyson Foods, Inc., 2.65%, 8/15/2019	171,000	174,807
Tyson Foods, Inc., 4.5%, 6/15/2022	400,000	438,634

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - continued
Tyson Foods, Inc., 5.15%, 8/15/2044	$107,000	$120,861
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)	600,000	617,803
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)	700,000	734,485

		$9,066,419
Food & Drug Stores - 0.2%
CVS Health Corp., 2.75%, 12/01/2022	$300,000	$305,137
Walgreens Boots Alliance, Inc., 3.45%, 6/01/2026	750,000	764,484

		$1,069,621
Forest & Paper Products - 0.1%
International Paper Co., 6%, 11/15/2041	$300,000	$352,053
Packaging Corp. of America, 3.9%, 6/15/2022	43,000	45,240

		$397,293
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.5%, 3/01/2018	$500,000	$504,596
Wyndham Worldwide Corp., 5.1%, 10/01/2025	701,000	756,714

		$1,261,310
Insurance - 0.2%
American International Group, Inc., 4.875%, 6/01/2022	$325,000	$362,953
American International Group, Inc., 4.5%, 7/16/2044	331,000	336,656
Unum Group, 4%, 3/15/2024	600,000	610,160

		$1,309,769
Insurance - Health - 0.4%
Aetna, Inc., 2.8%, 6/15/2023	$647,000	$655,630
Aetna, Inc., 4.25%, 6/15/2036	486,000	493,138
Anthem, Inc., 1.875%, 1/15/2018	500,000	501,790
UnitedHealth Group, Inc., 4.625%, 7/15/2035	615,000	701,486

		$2,352,044
Insurance - Property & Casualty - 0.6%
Aon PLC, 4.6%, 6/14/2044	$600,000	$629,629
Berkshire Hathaway, Inc., 2.75%, 3/15/2023	588,000	605,459
Chubb INA Holdings, Inc., 2.3%, 11/03/2020	247,000	252,035
Chubb INA Holdings, Inc., 2.875%, 11/03/2022	574,000	598,026
CNA Financial Corp., 5.875%, 8/15/2020	400,000	450,564
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)	281,000	290,482
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024	700,000	733,116

		$3,559,311

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 2.0%
Bank of America Corp., 1.75%, 6/05/2018	$1,200,000	$1,206,133
Bank of America Corp., 3.875%, 8/01/2025	979,000	1,030,369
JPMorgan Chase & Co., 4.25%, 10/15/2020	800,000	863,923
JPMorgan Chase & Co., 3.25%, 9/23/2022	1,650,000	1,715,508
JPMorgan Chase & Co., 3.125%, 1/23/2025	449,000	452,618
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 12/31/2049	500,000	555,000
Morgan Stanley, 2.2%, 12/07/2018	632,000	637,680
Morgan Stanley, 3.125%, 7/27/2026	686,000	682,731
Morgan Stanley, 3.95%, 4/23/2027	480,000	493,817
PNC Bank N.A., 2.6%, 7/21/2020	2,081,000	2,131,631
Wells Fargo & Co., 4.1%, 6/03/2026	1,200,000	1,260,755
Wells Fargo & Co., 5.875% to 6/15/2025, FRN to 12/31/2049	224,000	240,660

		$11,270,825
Medical & Health Technology & Services - 0.4%
Becton, Dickinson and Co., 3.734%, 12/15/2024	$156,000	$166,282
Becton, Dickinson and Co., 4.685%, 12/15/2044	496,000	541,271
Laboratory Corp. of America Holdings, 3.6%, 2/01/2025	207,000	214,094
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	359,000	379,816
Thermo Fisher Scientific, Inc., 3.15%, 1/15/2023	400,000	408,655
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	585,000	593,791

		$2,303,909
Medical Equipment - 0.3%
Medtronic, Inc., 4.375%, 3/15/2035	$611,000	$670,263
Zimmer Holdings, Inc., 4.45%, 8/15/2045	1,070,000	1,054,820

		$1,725,083
Metals & Mining - 0.4%
Barrick Gold Corp., 3.85%, 4/01/2022	$178,000	$187,627
Barrick Gold Corp., 4.1%, 5/01/2023	312,000	335,394
Barrick North America Finance LLC, 4.4%, 5/30/2021	231,000	252,331
Barrick North America Finance LLC, 5.7%, 5/30/2041	97,000	110,947
Southern Copper Corp., 5.25%, 11/08/2042	1,291,000	1,221,189

		$2,107,488
Midstream - 0.8%
APT Pipelines Ltd., 5%, 3/23/2035 (n)	$472,000	$485,624
Dominion Gas Holdings LLC, 2.8%, 11/15/2020	713,000	734,431
Energy Transfer Partners LP, 6.5%, 2/01/2042	325,000	344,113
Energy Transfer Partners LP, 5.15%, 2/01/2043	400,000	370,756
Enterprise Products Operating LLC, 3.9%, 2/15/2024	150,000	156,915
Enterprise Products Operating LLC, 4.45%, 2/15/2043	300,000	287,951
Enterprise Products Operating LLC, 4.85%, 3/15/2044	114,000	115,309
Kinder Morgan Energy Partners LP, 3.5%, 3/01/2021	800,000	822,371
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044	388,000	388,674

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Midstream - continued
Spectra Energy Partners LP, 4.75%, 3/15/2024	$300,000	$327,837
TransCanada PipeLines Ltd., 1.875%, 1/12/2018	553,000	555,277

		$4,589,258
Natural Gas - Distribution - 0.1%
NiSource Finance Corp., 3.85%, 2/15/2023	$300,000	$317,776
NiSource Finance Corp., 4.8%, 2/15/2044	300,000	329,132

		$646,908
Network & Telecom - 0.9%
AT&T, Inc., 2.45%, 6/30/2020	$1,426,000	$1,434,403
AT&T, Inc., 5.65%, 2/15/2047	611,000	672,815
Verizon Communications, Inc., 2.625%, 2/21/2020	858,000	874,968
Verizon Communications, Inc., 5.15%, 9/15/2023	325,000	371,755
Verizon Communications, Inc., 5.05%, 3/15/2034	787,000	854,016
Verizon Communications, Inc., 6.55%, 9/15/2043	400,000	524,118

		$4,732,075
Oils - 0.5%
Marathon Petroleum Corp., 3.4%, 12/15/2020	$663,000	$688,932
Marathon Petroleum Corp., 4.75%, 9/15/2044	373,000	329,908
Valero Energy Corp., 3.4%, 9/15/2026	897,000	877,923
Valero Energy Corp., 4.9%, 3/15/2045	879,000	861,136

		$2,757,899
Other Banks & Diversified Financials - 0.7%
Capital One Financial Corp., 3.75%, 4/24/2024	$213,000	$223,301
Citizens Bank N.A., 2.55%, 5/13/2021	407,000	412,154
Citizens Financial Group, Inc., 4.3%, 12/03/2025	667,000	695,608
Discover Bank, 7%, 4/15/2020	500,000	564,652
Discover Bank, 3.1%, 6/04/2020	860,000	885,207
Discover Bank, 4.25%, 3/13/2026	162,000	171,928
Discover Bank, 3.45%, 7/27/2026	645,000	645,432
Macquarie Group Ltd., 3%, 12/03/2018 (n)	86,000	87,849
U.S. Bancorp, 3%, 3/15/2022	300,000	314,714

		$4,000,845
Personal Computers & Peripherals - 0.1%
Equifax, Inc., 2.3%, 6/01/2021	$373,000	$374,476

Pharmaceuticals - 0.8%
Actavis Funding SCS, 3.8%, 3/15/2025	$311,000	$322,760
Actavis Funding SCS, 4.55%, 3/15/2035	750,000	774,381
Actavis, Inc., 4.625%, 10/01/2042	300,000	309,026
Biogen, Inc., 3.625%, 9/15/2022	1,348,000	1,436,643

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Pharmaceuticals - continued
Gilead Sciences, Inc., 3.65%, 3/01/2026	$720,000	$754,734
Mylan, Inc., 2.55%, 3/28/2019	400,000	405,170
Teva Pharmaceutical Industries Ltd., 3.15%, 10/01/2026	323,000	314,129
Teva Pharmaceutical Industries Ltd., 4.1%, 10/01/2046	246,000	228,365

		$4,545,208
Pollution Control - 0.1%
Republic Services, Inc., 5.25%, 11/15/2021	$300,000	$342,872

Railroad & Shipping - 0.1%
Canadian Pacific Railway Co., 7.25%, 5/15/2019	$500,000	$567,202

Real Estate - Apartment - 0.1%
ERP Operating LP, REIT, 4.625%, 12/15/2021	$448,000	$499,329

Real Estate - Healthcare - 0.0%
HCP, Inc., REIT, 3.875%, 8/15/2024	$164,000	$168,341

Real Estate - Office - 0.3%
Boston Properties LP, REIT, 3.7%, 11/15/2018	$1,150,000	$1,193,363
Vornado Realty LP, REIT, 2.5%, 6/30/2019	460,000	465,758

		$1,659,121
Real Estate - Other - 0.0%
Host Hotels & Resorts, Inc., REIT, 4%, 6/15/2025	$186,000	$188,385

Real Estate - Retail - 0.3%
DDR Corp., REIT, 3.625%, 2/01/2025	$874,000	$876,783
Simon Property Group, Inc., REIT, 1.5%, 2/01/2018 (n)	388,000	388,873
Simon Property Group, Inc., REIT, 4.375%, 3/01/2021	400,000	437,934

		$1,703,590
Retailers - 0.7%
Bed Bath & Beyond, Inc., 5.165%, 8/01/2044	$279,000	$266,053
Best Buy Co., Inc., 5.5%, 3/15/2021	1,516,000	1,675,180
Dollar General Corp., 4.15%, 11/01/2025	1,117,000	1,196,156
Home Depot, Inc., 2%, 6/15/2019	400,000	407,006
Home Depot, Inc., 4.875%, 2/15/2044	300,000	355,011

		$3,899,406
Specialty Chemicals - 0.2%
Ecolab, Inc., 2.25%, 1/12/2020	$700,000	$710,940
Ecolab, Inc., 4.35%, 12/08/2021	400,000	445,393

		$1,156,333

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 0.5%
American Tower Corp., REIT, 3.5%, 1/31/2023	$325,000	$335,878
American Tower Corp., REIT, 5%, 2/15/2024	400,000	445,568
American Tower Corp., REIT, 4%, 6/01/2025	464,000	487,569
Crown Castle International Corp., 4.45%, 2/15/2026	617,000	668,387
Crown Castle International Corp., 3.7%, 6/15/2026	369,000	377,947
SBA Tower Trust, 2.898%, 10/15/2044 (n)	618,000	628,579

		$2,943,928
Tobacco - 0.5%
Altria Group, Inc., 2.95%, 5/02/2023	$259,000	$266,899
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)	1,051,000	1,132,747
Philip Morris International, Inc., 4.875%, 11/15/2043	230,000	260,698
Reynolds American, Inc., 8.125%, 6/23/2019	266,000	309,317
Reynolds American, Inc., 3.25%, 6/12/2020	357,000	372,784
Reynolds American, Inc., 4.45%, 6/12/2025	196,000	215,148
Reynolds American, Inc., 5.7%, 8/15/2035	257,000	310,736

		$2,868,329
Transportation - Services - 0.2%
ERAC USA Finance LLC, 3.85%, 11/15/2024 (n)	$191,000	$202,811
ERAC USA Finance LLC, 7%, 10/15/2037 (n)	578,000	767,429
ERAC USA Finance LLC, 4.5%, 2/15/2045 (n)	80,000	81,931

		$1,052,171
Utilities - Electric Power - 1.4%
American Electric Power Co., Inc., 1.65%, 12/15/2017	$312,000	$312,812
Berkshire Hathaway Energy, 4.5%, 2/01/2045	506,000	557,243
CMS Energy Corp., 3.875%, 3/01/2024	700,000	751,055
EDP Finance B.V., 4.9%, 10/01/2019 (n)	750,000	793,868
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)	334,000	339,917
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)	382,000	390,170
PG&E Corp., 2.4%, 3/01/2019	403,000	409,542
PPL Capital Funding, Inc., 4.2%, 6/15/2022	300,000	326,946
PPL Capital Funding, Inc., 3.1%, 5/15/2026	893,000	896,373
PPL Capital Funding, Inc., 5%, 3/15/2044	285,000	317,118
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)	200,000	220,640
PSEG Power LLC, 3%, 6/15/2021	1,300,000	1,329,974
Southern Co., 2.95%, 7/01/2023	313,000	321,774
Southern Co., 4.4%, 7/01/2046	583,000	615,719

		$7,583,151
Total Bonds (Identified Cost, $102,446,207)		$106,986,027

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Preferred Stocks - 0.3%
Aerospace - 0.0%
Rolls-Royce Holdings PLC, “C” (a)	3,584,734	$4,388

Consumer Products - 0.2%
Henkel AG & Co. KGaA	8,945	$1,147,885

Specialty Chemicals - 0.1%
Fuchs Petrolub SE	4,148	$185,440
Total Preferred Stocks (Identified Cost, $1,207,449)		$1,337,713

Convertible Preferred Stocks - 0.0%
Telephone Services - 0.0%
Frontier Communications Corp., 11.125% (Identified Cost, $176,389)	1,876	$156,665

Issuer/Expiration Date/Strike Price	Number of Contracts
Put Options Purchased - 0.2%
Internet - 0.2%
S&P 500 Index - December 2016 @ $2,050 (Premiums Paid, $1,254,594)	411	$1,004,895

Issuer	Shares/Par
Money Market Funds - 6.7%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $37,412,666)	37,412,666	$37,412,666
Total Investments (Identified Cost, $511,247,194)		$515,358,014

Securities Sold Short - 0.0%
Telecommunications - Wireless - 0.0%
Crown Castle International Corp., REIT (Identified Cost, $17,412)	(212)	$(19,290)

Other Assets, Less Liabilities - 7.6%		42,606,558
Net Assets - 100.0%		$557,945,282

(a)	Non-income producing security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $11,581,113 representing 2.1% of net assets.
(s)	Security or a portion of the security was pledged to cover collateral requirements for securities sold short and certain derivative transactions.

Portfolio of Investments – continued

(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Nexeo Solutions, Inc.	5/06/16	$43,720	$36,288
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
EU	Equity Unit
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.
GDR	Global Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

Portfolio of Investments – continued

Derivative Contracts at 10/31/16

Forward Foreign Currency Exchange Contracts at 10/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
BUY	AUD	Morgan Stanley Capital Services, Inc.	22,165,000	12/20/16	$16,641,511	$16,840,013	$198,502
SELL	CAD	Morgan Stanley Capital Services, Inc.	61,605,000	12/20/16	47,061,453	45,946,588	1,114,865
SELL	CHF	Barclays Bank PLC	55,930,000	12/20/16	57,808,069	56,682,240	1,125,829
SELL	CNY	Goldman Sachs International	3,510,000	12/20/16	520,116	517,363	2,753
SELL	EUR	Barclays Bank PLC	6,695,000	12/20/16	7,548,084	7,365,912	182,172
SELL	GBP	Barclays Bank PLC	19,400,000	12/20/16	25,778,022	23,773,593	2,004,429
SELL	HKD	Morgan Stanley Capital Services, Inc.	19,825,000	12/20/16	2,557,654	2,557,055	599
BUY	INR	Morgan Stanley Capital Services, Inc.	856,570,000	12/20/16	12,631,447	12,732,905	101,458
SELL	JPY	Morgan Stanley Capital Services, Inc.	2,845,600,000	12/20/16	27,953,510	27,190,032	763,478
SELL	KRW	Morgan Stanley Capital Services, Inc.	14,219,000,000	12/20/16	12,731,343	12,424,193	307,150
BUY	MXN	JPMorgan Chase Bank N.A.	332,960,000	12/20/16	17,258,520	17,520,663	262,143
BUY	MXN	Morgan Stanley Capital Services, Inc.	226,830,000	12/20/16	11,588,924	11,936,004	347,080
SELL	NZD	Barclays Bank PLC	48,885,000	12/20/16	35,670,700	34,893,377	777,323

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
BUY	RUB	Barclays Bank PLC	353,372,217	12/20/16	$5,329,898	$5,500,390	$170,492
BUY	RUB	Goldman Sachs International	463,867,792	12/20/16	7,201,798	7,220,301	18,503
SELL	SEK	JPMorgan Chase Bank N.A.	44,320,000	12/20/16	5,240,566	4,919,146	321,420
SELL	SGD	Morgan Stanley Capital Services, Inc.	1,175,000	12/20/16	863,618	844,825	18,793

							$7,716,989

Liability Derivatives
BUY	CAD	Morgan Stanley Capital Services, Inc.	15,577,866	12/20/16	$11,840,000	$11,618,371	$(221,629)
BUY	COP	Goldman Sachs International	16,130,945,567	12/20/16	5,341,373	5,323,938	(17,435)
BUY	COP	Morgan Stanley Capital Services, Inc.	21,688,770,000	12/20/16	7,309,999	7,158,270	(151,729)
SELL	MXN	Morgan Stanley Capital Services, Inc.	228,940,963	12/20/16	11,840,000	12,047,085	(207,085)

							$(597,878)

Futures Contracts at 10/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Equity Futures
Euro STOXX 50 Index (Long)	EUR	858	$28,717,601	December - 2016	$317,865
Hang Seng Index (Short)	HKD	34	5,020,727	November - 2016	147,450

Portfolio of Investments – continued

Futures Contracts at 10/31/16 - continued

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives – continued
Equity Futures – continued
IBEX 35 Index (Long)	EUR	138	$13,826,295	November - 2016	$695,453
MSCI Singapore Index (Short)	SGD	112	2,481,107	November - 2016	49,771
NASDAQ 100 Index (Long)	USD	59	5,660,165	December - 2016	38,630
Russell 2000 Index (Short)	USD	279	33,237,270	December - 2016	1,137,650
S&P 500 Index (Short)	USD	260	137,806,500	December - 2016	2,062,970
S&P MidCap 400 Index (Short)	USD	184	27,725,120	December - 2016	658,306
Topix Index (Long)	JPY	218	28,998,760	December - 2016	1,264,395

					$6,372,490

Liability Derivatives
Equity Futures
AEX 25 Index (Short)	EUR	75	$7,429,572	November - 2016	$(78,386)
ASX SPI 200 Index (Short)	AUD	103	10,362,065	December - 2016	(125,570)
CAC 40 Index (Short)	EUR	368	18,204,998	November - 2016	(220,843)
DAX Index (Short)	EUR	47	13,771,795	December - 2016	(294,815)
E-mini MSCI Index (Long)	USD	1,386	62,612,550	December - 2016	(478,100)
FTSE 100 Index (Short)	GBP	310	26,291,397	December - 2016	(1,034,426)
FTSE/MIB 100 Index (Short)	EUR	128	12,019,396	December - 2016	(318,695)
Nikkei 225 Index (Short)	JPY	272	45,233,909	December - 2016	(1,356,239)
OMX Index (Short)	SEK	397	6,350,268	November - 2016	(38,596)
S&P/TSX 60 Index (Short)	CAD	106	13,695,519	December - 2016	(372,648)

					$(4,318,318)

Interest Rate Futures
Australian Treasury Bond 10 yr (Long)	AUD	447	$45,095,982	December - 2016	$(433,373)

					$(4,751,691)

Portfolio of Investments – continued

Swap Agreements at 10/31/16

Cleared Swap Agreements at 10/31/16

Expiration		Notional Amount	Counterparty	Cash Flows to Receive	Cash Flows to Pay	Fair Value
Asset Derivatives
Credit Default Swap Agreements
12/20/21	USD	195,700,000	BNP Paribas S.A. (a)	1.00% (fixed rate)	(1)	$2,285,901
12/20/21	EUR	23,900,000	Citibank N.A. (b)	5.00% (fixed rate)	(2)	2,179,281

						$4,465,182

(1)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the Markit CDX North America Investment Grade Index, a BBB rated credit default index. The fund entered into the contract to gain issuer exposure.
(2)	Fund, as protection seller, to pay notional amount upon a defined credit event by a reference obligation specified in the Markit iTraxx Europe Crossover Index, a B rated credit default index. The fund entered into the contract to gain issuer exposure.
(a)	Net unamortized premiums paid by the fund amounted to $2,549,797.
(b)	Net unamortized premiums paid by the fund amounted to $2,112,696.

The credit ratings presented here are an indicator of the current payment/performance risk of the related swap agreement, the reference obligation for which may be either a single security or, in the case of a credit default index, a basket of securities issued by corporate or sovereign issuers. Ratings are assigned to each reference security, including each individual security within a reference basket of securities, utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). The ratings for a credit default index are calculated by MFS as a weighted average of the external credit ratings of the individual securities that compose the index’s reference basket of securities.

At October 31, 2016, the fund had cash collateral of $26,639,234 and other liquid securities with an aggregate value of $605,114 to cover any commitments for securities sold short and certain derivative contracts. Cash collateral is comprised of “Deposits with brokers” on the Statement of Assets and Liabilities.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $473,834,528)	$477,945,348
Underlying affiliated funds, at value (identified cost, $37,412,666)	37,412,666
Total investments, at value (identified cost, $511,247,194)	$515,358,014
Cash	4,048
Foreign currency, at value (identified cost, $3,744,401)	3,643,453
Deposits with brokers	26,639,234
Receivables for
Due from brokers (net unamortized premiums paid, $4,662,493)	2,123,466
Forward foreign currency exchange contracts	7,716,989
Investments sold	4,498,340
Fund shares sold	1,593,394
Interest and dividends	1,666,374
Total assets	$563,243,312
Liabilities
Payables for
Securities sold short, at value (proceeds received, $17,412)	$19,290
Forward foreign currency exchange contracts	597,878
Daily variation margin on open futures contracts	676,769
Investments purchased	297,841
Fund shares reacquired	3,177,820
Payable to affiliates
Investment adviser	55,453
Shareholder servicing costs	196,336
Distribution and service fees	9,320
Payable for independent Trustees’ compensation	2,178
Deferred country tax expense payable	18,662
Accrued expenses and other liabilities	246,483
Total liabilities	$5,298,030
Net assets	$557,945,282
Net assets consist of
Paid-in capital	$625,488,376
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $18,499 deferred country tax)	12,447,297
Accumulated net realized gain (loss) on investments and foreign currency	(92,169,968)
Undistributed net investment income	12,179,577
Net assets	$557,945,282
Shares of beneficial interest outstanding	55,553,321

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$125,641,682	12,567,870	$10.00
Class B	8,714,298	892,996	9.76
Class C	43,754,233	4,491,240	9.74
Class I	371,339,918	36,759,234	10.10
Class R1	327,789	33,733	9.72
Class R2	1,300,466	131,542	9.89
Class R3	931,988	92,605	10.06
Class R4	191,556	18,907	10.13
Class R6 (formerly Class R5)	5,743,352	565,194	10.16

Shares outstanding are rounded for presentation purposes.

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.61 [100 / 94.25 x $10.00]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$9,763,021
Interest	4,979,737
Dividends from underlying affiliated funds	112,466
Foreign taxes withheld	(350,188)
Total investment income	$14,505,036
Expenses
Management fee	$6,419,129
Distribution and service fees	1,017,913
Shareholder servicing costs	786,605
Administrative services fee	120,355
Independent Trustees’ compensation	17,702
Custodian fee	316,208
Shareholder communications	64,395
Audit and tax fees	101,102
Legal fees	8,605
Dividend and interest expense on securities sold short	941
Interest expense	519,676
Miscellaneous	330,193
Total expenses	$9,702,824
Fees paid indirectly	(3,741)
Reduction of expenses by investment adviser and distributor	(53,897)
Net expenses	$9,645,186
Net investment income	$4,859,850
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $798 country tax)	$18,058,556
Underlying affiliated funds	498
Written options	255,778
Futures contracts	(66,108,531)
Swap agreements	9,567,966
Foreign currency	(5,499,302)
Net realized gain (loss) on investments and foreign currency	$(43,725,035)
Change in unrealized appreciation (depreciation)
Investments (net of $18,392 decrease in deferred country tax)	$(6,540,347)
Futures contracts	20,210,809
Swap agreements	(2,484,923)
Securities sold short	(1,172)
Translation of assets and liabilities in foreign currencies	5,689,060
Net unrealized gain (loss) on investments and foreign currency translation	$16,873,427
Net realized and unrealized gain (loss) on investments and foreign currency	$(26,851,608)
Change in net assets from operations	$(21,991,758)

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$4,859,850	$3,196,365
Net realized gain (loss) on investments and foreign currency	(43,725,035)	(523,265)
Net unrealized gain (loss) on investments and foreign currency translation	16,873,427	(20,992,812)
Change in net assets from operations	$(21,991,758)	$(18,319,712)
Distributions declared to shareholders
From net investment income	$(8,270,546)	$(4,060,201)
Change in net assets from fund share transactions	$(203,538,380)	$404,966,176
Total change in net assets	$(233,800,684)	$382,586,263
Net assets
At beginning of period	791,745,966	409,159,703
At end of period (including undistributed net investment income of $12,179,577 and $8,313,152, respectively)	$557,945,282	$791,745,966

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.38	$10.65	$10.28	$9.81	$9.25
Income (loss) from investment operations
Net investment income (d)	$0.06	$0.05	$0.05	$0.03	$0.03
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.23)	0.45	0.70	0.81
Total from investment operations	$(0.29)	$(0.18)	$0.50	$0.73	$0.84
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.09)	$(0.13)	$(0.26)	$(0.28)
Net asset value, end of period (x)	$10.00	$10.38	$10.65	$10.28	$9.81
Total return (%) (r)(s)(t)(x)	(2.77)	(1.67)	4.93	7.57	9.31
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.40	1.47	1.64	1.80
Expenses after expense reductions (f)	1.46	1.39	1.40	1.39	1.39
Net investment income	0.57	0.49	0.45	0.30	0.35
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$125,642	$181,537	$128,066	$86,701	$41,964
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.39	1.39	1.40	1.39	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.14	$10.41	$10.07	$9.62	$9.06
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.03)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	(0.22)	0.44	0.69	0.80
Total from investment operations	$(0.35)	$(0.25)	$0.41	$0.65	$0.76
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)	$(0.07)	$(0.20)	$(0.20)
Net asset value, end of period (x)	$9.76	$10.14	$10.41	$10.07	$9.62
Total return (%) (r)(s)(t)(x)	(3.50)	(2.42)	4.10	6.87	8.52
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.15	2.22	2.39	2.54
Expenses after expense reductions (f)	2.21	2.14	2.15	2.14	2.14
Net investment loss	(0.18)	(0.24)	(0.30)	(0.39)	(0.39)
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$8,714	$9,654	$8,637	$7,418	$4,677
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	2.14	2.14	2.15	2.14	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class C	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.13	$10.40	$10.06	$9.61	$9.04
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.03)	$(0.04)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	(0.22)	0.44	0.68	0.80
Total from investment operations	$(0.36)	$(0.25)	$0.41	$0.64	$0.76
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)	$(0.07)	$(0.19)	$(0.19)
Net asset value, end of period (x)	$9.74	$10.13	$10.40	$10.06	$9.61
Total return (%) (r)(s)(t)(x)	(3.53)	(2.37)	4.12	6.75	8.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.22	2.15	2.22	2.39	2.55
Expenses after expense reductions (f)	2.21	2.14	2.15	2.14	2.14
Net investment loss	(0.18)	(0.26)	(0.30)	(0.42)	(0.41)
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$43,754	$55,745	$41,318	$30,918	$18,622
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	2.14	2.14	2.15	2.14	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.48	$10.75	$10.37	$9.89	$9.33
Income (loss) from investment operations
Net investment income (d)	$0.08	$0.07	$0.07	$0.05	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	(0.22)	0.46	0.71	0.81
Total from investment operations	$(0.26)	$(0.15)	$0.53	$0.76	$0.87
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.15)	$(0.28)	$(0.31)
Net asset value, end of period (x)	$10.10	$10.48	$10.75	$10.37	$9.89
Total return (%) (r)(s)(x)	(2.52)	(1.44)	5.18	7.87	9.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.15	1.23	1.40	1.49
Expenses after expense reductions (f)	1.21	1.15	1.15	1.14	1.14
Net investment income	0.82	0.69	0.68	0.50	0.60
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$371,340	$538,464	$228,066	$124,997	$31,289
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.14	1.15	1.15	1.14	1.14

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.10	$10.37	$10.02	$9.56	$9.03
Income (loss) from investment operations
Net investment loss (d)	$(0.02)	$(0.03)	$(0.03)	$(0.03)	$(0.04)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.33)	(0.22)	0.44	0.67	0.79
Total from investment operations	$(0.35)	$(0.25)	$0.41	$0.64	$0.75
Less distributions declared to shareholders
From net investment income	$(0.03)	$(0.02)	$(0.06)	$(0.18)	$(0.22)
Net asset value, end of period (x)	$9.72	$10.10	$10.37	$10.02	$9.56
Total return (%) (r)(s)(x)	(3.52)	(2.42)	4.14	6.81	8.56
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.23	2.15	2.22	2.39	2.56
Expenses after expense reductions (f)	2.22	2.14	2.15	2.14	2.14
Net investment loss	(0.21)	(0.29)	(0.29)	(0.36)	(0.45)
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$328	$239	$151	$122	$112
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	2.15	2.14	2.15	2.14	2.14

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 10/31
	2016	2015	2014	2013		2012
Net asset value, beginning of period	$10.26	$10.53	$10.18	$9.73		$9.18
Income (loss) from investment operations
Net investment income (d)	$0.03	$0.03	$0.02	$(0.00	)(w)	$0.01
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	(0.23)	0.45	0.69		0.80
Total from investment operations	$(0.31)	$(0.20)	$0.47	$0.69		$0.81
Less distributions declared to shareholders
From net investment income	$(0.06)	$(0.07)	$(0.12)	$(0.24)		$(0.26)
Net asset value, end of period (x)	$9.89	$10.26	$10.53	$10.18		$9.73
Total return (%) (r)(s)(x)	(2.99)	(1.88)	4.64	7.27		9.03
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.72	1.65	1.73	1.90		2.02
Expenses after expense reductions (f)	1.72	1.64	1.65	1.65		1.64
Net investment income (loss)	0.31	0.26	0.18	(0.05)		0.12
Portfolio turnover	51	49	94	44		63
Net assets at end of period (000 omitted)	$1,300	$1,139	$1,028	$627		$176
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.65	1.64	1.65	1.65		1.64

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.39	$10.65	$10.28	$9.81	$9.25
Income (loss) from investment operations
Net investment income (d)	$0.05	$0.05	$0.05	$0.04	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.34)	(0.23)	0.45	0.69	0.80
Total from investment operations	$(0.29)	$(0.18)	$0.50	$0.73	$0.84
Less distributions declared to shareholders
From net investment income	$(0.04)	$(0.08)	$(0.13)	$(0.26)	$(0.28)
Net asset value, end of period (x)	$10.06	$10.39	$10.65	$10.28	$9.81
Total return (%) (r)(s)(x)	(2.83)	(1.72)	4.87	7.62	9.40
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.49	1.40	1.47	1.64	1.79
Expenses after expense reductions (f)	1.47	1.39	1.40	1.39	1.39
Net investment income	0.47	0.43	0.48	0.35	0.37
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$932	$707	$270	$355	$114
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.40	1.39	1.40	1.39	1.39

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 10/31
	2016	2015		2014	2013	2012
Net asset value, beginning of period	$10.44	$10.76		$10.38	$9.89	$9.33
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.09		$0.08	$0.07	$0.06
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.30	)(g)	0.45	0.70	0.81
Total from investment operations	$(0.26)	$(0.21)		$0.53	$0.77	$0.87
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.11)		$(0.15)	$(0.28)	$(0.31)
Net asset value, end of period (x)	$10.13	$10.44		$10.76	$10.38	$9.89
Total return (%) (r)(s)(x)	(2.50)	(1.94)		5.13	7.96	9.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.14		1.21	1.39	1.50
Expenses after expense reductions (f)	1.21	1.13		1.15	1.14	1.14
Net investment income	0.85	0.81		0.75	0.67	0.61
Portfolio turnover	51	49		94	44	63
Net assets at end of period (000 omitted)	$192	$161		$1,483	$1,359	$1,492
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.14	1.13		1.15	1.14	1.14

See Notes to Financial Statements

Financial Highlights – continued

Class R6 (formerly Class R5) (y)	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$10.54	$10.81	$10.42	$9.92	$9.32
Income (loss) from investment operations
Net investment income (d)	$0.09	$0.06	$0.08	$0.07	$0.04
Net realized and unrealized gain (loss) on investments and foreign currency	(0.35)	(0.21)	0.46	0.70	0.83
Total from investment operations	$(0.26)	$(0.15)	$0.54	$0.77	$0.87
Less distributions declared to shareholders
From net investment income	$(0.12)	$(0.12)	$(0.15)	$(0.27)	$(0.27)
Net asset value, end of period (x)	$10.16	$10.54	$10.81	$10.42	$9.92
Total return (%) (r)(s)(x)	(2.45)	(1.38)	5.29	7.91	9.58
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.12	1.08	1.14	1.32	1.74
Expenses after expense reductions (f)	1.11	1.07	1.07	1.07	1.21
Net investment income	0.92	0.61	0.79	0.70	0.42
Portfolio turnover	51	49	94	44	63
Net assets at end of period (000 omitted)	$5,743	$4,099	$140	$115	$105
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions excluding short sale expenses and interest expense (f)	1.04	1.07	1.07	1.07	1.21

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated Class R5. On June 1, 2012, Class R5 shares were offered for sale to the public. Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global Alternative Strategy Fund (the fund) is a diversified series of MFS Series Trust XV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in derivatives as part of its principal investment strategy. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicators on which the derivative is based. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued at valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by

Notes to Financial Statements – continued

events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts, forward foreign currency

Notes to Financial Statements – continued

exchange contracts, and swap agreements. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$256,612,289	$—	$—	$256,612,289
United Kingdom	20,733,626	4,388	—	20,738,014
Japan	19,541,975	—	—	19,541,975
Switzerland	15,360,896	—	—	15,360,896
France	14,497,092	—	—	14,497,092
Germany	9,125,347	—	—	9,125,347
Canada	5,405,640	—	—	5,405,640
Taiwan	3,568,554	—	—	3,568,554
Spain	3,179,722	—	—	3,179,722
Other Countries	22,929,792	—	—	22,929,792
Non-U.S. Sovereign Debt	—	236,900	—	236,900
U.S. Corporate Bonds	—	96,746,746	—	96,746,746
Foreign Bonds	—	10,002,381	—	10,002,381
Mutual Funds	37,412,666	—	—	37,412,666
Total Investments	$408,367,599	$106,990,415	$—	$515,358,014
Short Sales	$(19,290)	$—	$—	$(19,290)

Other Financial Instruments
Futures Contracts – Assets	$6,054,625	$317,865	$—	$6,372,490
Futures Contracts – Liabilities	(4,751,691)	—	—	(4,751,691)
Swap Agreements	—	4,465,182	—	4,465,182
Forward Foreign Currency Exchange Contracts	—	7,119,111	—	7,119,111

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 1 investments presented above, equity investments amounting to $23,662,581 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and

Notes to Financial Statements – continued

losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives in an attempt to reduce volatility compared to the overall equity markets and to generate positive returns by adjusting the fund’s exposure to markets and currencies resulting from the fund’s individual security selections. Derivatives are used to increase the fund’s exposure to markets or currencies to which the fund’s individual security selections have resulted in no or little exposure. Alternatively, the fund uses derivatives to decrease its exposure to markets or currencies to which the fund’s individual security selections have resulted in exposure. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase or decrease market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$—	$(433,373)
Foreign Exchange	Forward Foreign Currency Exchange	7,716,989	(597,878)
Equity	Equity Futures	6,372,490	(4,318,318)
Equity	Purchased Equity Options	1,004,895	—
Credit	Credit Default Swaps	4,465,182	—
Total		$19,559,556	$(5,349,569)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts and cleared swap agreements includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments.Only the current day net variation margin for futures contracts and cleared swap agreements is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Foreign Currency	Investments (Purchased Options)	Written Options
Interest Rate	$(4,322,200)	$4,661,265	$—	$—	$—
Foreign Exchange	—	—	(4,398,882)	—	—
Equity	(61,786,331)	—	—	(9,379,565)	255,778
Credit	—	4,906,701	—	—	—
Total	$(66,108,531)	$9,567,966	$(4,398,882)	$(9,379,565)	$255,778

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate	$(1,249,440)	$(1,942,296)	$—	$—
Foreign Exchange	—	—	5,844,313	—
Equity	21,460,249	—	—	(1,512,422)
Credit	—	(542,627)	—	—
Total	$20,210,809	$(2,484,923)	$5,844,313	$(1,512,422)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations.

Notes to Financial Statements – continued

Cash that has been segregated to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest” expense in the Statement of Operations.

The following table presents the fund’s derivative assets and liabilities (by type) on a gross basis as of October 31, 2016:

Gross Amounts of:	Derivative Assets	Derivative Liabilities
Futures Contracts (a)	$—	$(676,769)
Cleared Swap Agreements (a)	2,123,466	—
Forward Foreign Currency Exchange Contracts	7,716,989	(597,878)
Purchased Options	1,004,895	—
Total Gross Amount of Derivative Assets and Liabilities Presented in the Statement of Assets & Liabilities	$10,845,350	$(1,274,647)
Less: Derivatives Assets and Liabilities Not Subject to a Master Netting Agreement or Similar Arrangement	3,128,361	(676,769)
Total Gross Amount of Derivative Assets and Liabilities Subject to a Master Netting Agreement or Similar Arrangement	$7,716,989	$(597,878)

(a)	The amount presented here represents the fund’s current day net variation margin for futures contracts. The amount presented here represents the fund’s current day net variation margin and due from brokers for the cleared swap agreements. This amount, which is recognized within the fund’s Statement of Assets and Liabilities, differs from the fair value of the futures contracts and cleared swap agreements which is presented in the tables that follow the fund’s Portfolio of Investments.

Notes to Financial Statements – continued

The following table presents (by counterparty) the fund’s derivative assets net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral held by the fund at October 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amount of Derivative Assets Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Received (b)	Cash Collateral Received (b)	Net Amount of Derivative Assets by Counterparty
Barclays Bank PLC	$4,260,245	$—	$—	$(4,260,245)	$—
Goldman Sachs International	21,256	(17,435)	—	—	3,821
JPMorgan Chase Bank N.A.	583,563	—	(583,563)	—	—
Morgan Stanley & Co. International PLC	2,851,925	(580,443)	—	(2,271,482)	—
Total	$7,716,989	$(597,878)	$(583,563)	$(6,531,727)	$3,821

The following table presents (by counterparty) the fund’s derivative liabilities net of amounts available for offset under Master Netting Agreements (or similar arrangements) and net of the related collateral pledged by the fund at October 31, 2016:

		Amounts Not Offset in the Statement of Assets & Liabilities
	Gross Amounts of Derivative Liabilities Subject to a Master Netting Agreement (or Similar Arrangement) by Counterparty	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged (b)	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities by Counterparty
Goldman Sachs International	$(17,435)	$17,435	$—	$—	$—
Morgan Stanley & Co. International PLC	(580,443)	580,443	—	—	—
Total	$(597,878)	$597,878	$—	$—	$—

(b)	The amount presented here may be less than the total amount of collateral (received)/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.

Written Options – In exchange for a premium, the fund wrote put options on securities for which it anticipated the price would increase. At the time the option was written, the fund believed the premium received exceeded the potential loss that could result from adverse price changes in the options’ underlying securities. In a written

Notes to Financial Statements – continued

option, the fund as the option writer grants the buyer the right to purchase from, or sell to, the fund a specified number of shares or units of a particular security, currency or index at a specified price within a specified period of time.

The premium received is initially recorded as a liability in the Statement of Assets and Liabilities. The option is subsequently marked-to-market daily with the difference between the premium received and the market value of the written option being recorded as unrealized appreciation or depreciation. When a written option expires, the fund realizes a gain equal to the amount of the premium received. The difference between the premium received and the amount paid on effecting a closing transaction is considered a realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the fund.

At the initiation of the written option contract, for exchange traded options, the fund is required to deposit securities or cash as collateral with the custodian for the benefit of the broker or directly with the clearing broker, based on the type of option. For uncleared options, the fund may post collateral subject to the terms of an ISDA Master Agreement as generally described above if the market value of the options contract moves against it. The fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. Losses from writing options can exceed the premium received and can exceed the potential loss from an ordinary buy and sell transaction. Although the fund’s market risk may be significant, the maximum counterparty credit risk to the fund is equal to the market value of any collateral posted to the broker. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above.

The following table represents the written option activity in the fund during the year ended October 31, 2016:

	Number of contracts	Premiums received
Outstanding, beginning of period	—	$—
Options written	791	812,878
Options closed	(791)	(812,878)
Options expired	—	—
Outstanding, end of period	—	$—

Purchased Options – The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference

Notes to Financial Statements – continued

between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased. Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.

Whether or not the option is exercised, the fund’s maximum risk of loss from purchasing an option is the amount of premium paid. All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Notes to Financial Statements – continued

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Certain types of swaps (“cleared swaps”) are required to be centrally cleared under provisions of the Dodd-Frank Regulatory Reform Bill. In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities, as “Swaps, at value” for uncleared swaps. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Where cash receipt or payment is required, the daily change in valuation of cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. Collateral for uncleared swaps, in the form of cash or securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. Collateral for cleared swaps, in the form of cash or securities, is posted by the fund directly with the clearing broker.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s

Notes to Financial Statements – continued

maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into interest rate swap agreements in order to manage its exposure to interest or foreign exchange rate fluctuations. Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Credit default swap agreements are considered to have credit-risk-related contingent features since they trigger payment by the protection seller to the protection buyer upon the occurrence of a defined credit event. The maximum amount of future, undiscounted payments that the fund, as protection seller, could be required to make is equal to the swap agreement’s notional amount. The protection seller’s payment obligation would be offset to the extent of the value of the agreement’s deliverable

Notes to Financial Statements – continued

obligation. At October 31, 2016, the fund did not hold any credit default swap agreements at an unrealized loss where it is the protection seller. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement.

Short Sales – The fund entered into short sales whereby it sells a security it does not own in anticipation of a decline in the value of that security. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund replaces the borrowed security. Losses from short sales can exceed the proceeds of the security sold; and they can also exceed the potential loss from an ordinary buy and sell transaction. The amount of any premium, dividends, or interest the fund may be required to pay in connection with a short sale will be recognized as a fund expense. During the year ended October 31, 2016, this expense amounted to $941. The fund segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended October 31, 2016, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result,

Notes to Financial Statements – continued

no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, wash sale loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$8,270,546	$4,060,201

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$512,337,968
Gross appreciation	28,820,137
Gross depreciation	(25,800,091)
Net unrealized appreciation (depreciation)	$3,020,046
Undistributed ordinary income	11,600,905
Capital loss carryforwards	(81,271,069)
Other temporary differences	(892,976)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after October 31, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried

Notes to Financial Statements – continued

forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
10/31/17	$(23,271,864)
10/31/18	(11,844,509)
Total	$(35,116,373)

Post-enactment losses which are characterized as follows:
Short-Term	$(39,309,718)
Long-Term	(6,844,978)
Total	$(46,154,696)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 10/31/16	Year ended 10/31/15
Class A	$1,628,398	$1,168,508
Class B	26,078	15,581
Class C	185,778	94,783
Class I	6,371,943	2,754,968
Class R1	600	295
Class R2	7,088	7,229
Class R3	774	1,979
Class R4	829	15,248
Class R6 (formerly Class R5)	49,058	1,610
Total	$8,270,546	$4,060,201

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.90%
Next $1.5 billion of average daily net assets	0.75%
Average daily net assets in excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended October 31, 2016, this management fee reduction amounted to $51,158, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.89% of the fund’s average daily net assets.

MFS has engaged UBS Global Asset Management (Americas) Inc. (UBS) as a sub-adviser to the fund to manage the fund’s exposure to markets and currencies through the use of derivative instruments. The fund is not responsible for paying the sub-advisory fee. MFS pays UBS a sub-advisory fee at the following annual rates:

First $1 billion of average daily net assets	0.28%
Next $1.5 billion of average daily net assets	0.185%
Average daily net assets in excess of $2.5 billion	0.16%

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses such as short sale dividend and interest expenses incurred in connection with the fund’s investment activity, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6 (formerly Class R5)
1.40%	2.15%	2.15%	1.15%	2.15%	1.65%	1.40%	1.15%	1.07%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until February 28, 2018. For the year ended October 31, 2016, this reduction amounted to $29, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $15,023 for the year ended October 31, 2016, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of

Notes to Financial Statements – continued

certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$393,779
Class B	0.75%	0.25%	1.00%	1.00%	95,912
Class C	0.75%	0.25%	1.00%	1.00%	517,764
Class R1	0.75%	0.25%	1.00%	1.00%	2,792
Class R2	0.25%	0.25%	0.50%	0.50%	6,195
Class R3	—	0.25%	0.25%	0.25%	1,471
Total Distribution and Service Fees					$1,017,913

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended October 31, 2016 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended October 31, 2016, this rebate amounted to $2,706 and $4 for Class A and Class B, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended October 31, 2016, were as follows:

Amount
Class A	$1,296
Class B	11,224
Class C	11,377

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended October 31, 2016, the fee was $31,972, which equated to 0.0045% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended October 31, 2016, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $754,633.

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0169% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $1,570 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2016, MFS redeemed 6,330 shares of Class R4 for an aggregate amount of $63,743.

During the year ended October 31, 2016, the fund incurred approximately $370,999 in brokerage commissions with broker-dealer affiliates of UBS Group AG, an affiliate of UBS, for portfolio transactions executed on behalf of the fund.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than purchased option transactions, short sales, and short-term obligations, aggregated $315,777,511 and $532,917,394, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Shares sold
Class A	4,412,599	$44,439,712	9,890,756	$105,351,762
Class B	171,650	1,704,869	250,071	2,599,065
Class C	799,562	7,926,588	2,281,323	23,686,926
Class I	21,993,048	224,069,376	42,584,531	457,605,283
Class R1	11,097	108,596	16,315	171,776
Class R2	36,770	365,514	26,506	279,217
Class R3	87,643	880,844	58,308	627,574
Class R4	17,513	179,051	186,710	2,016,947
Class R6 (formerly Class R5)	334,574	3,412,098	399,893	4,241,215
	27,864,456	$283,086,648	55,694,413	$596,579,765

Shares issued to shareholders in reinvestment of distributions
Class A	149,101	$1,526,795	103,320	$1,080,730
Class B	1,948	19,592	1,181	12,155
Class C	14,808	148,825	7,043	72,406
Class I	450,824	4,657,008	212,456	2,239,287
Class R1	60	600	29	295
Class R2	698	7,088	698	7,229
Class R3	75	774	189	1,979
Class R4	80	829	1,445	15,248
Class R6 (formerly Class R5)	2,435	25,276	152	1,610
	620,029	$6,386,787	326,513	$3,430,939

Shares reacquired
Class A	(9,487,652)	$(95,296,704)	(4,527,965)	$(47,999,277)
Class B	(232,823)	(2,281,214)	(128,932)	(1,345,077)
Class C	(1,826,648)	(17,927,659)	(756,669)	(7,841,761)
Class I	(37,050,025)	(374,892,642)	(12,643,878)	(133,945,480)
Class R1	(1,132)	(11,053)	(7,223)	(72,640)
Class R2	(16,918)	(169,493)	(13,809)	(141,437)
Class R3	(63,182)	(648,574)	(15,789)	(162,965)
Class R4	(14,139)	(142,784)	(310,606)	(3,278,289)
Class R6 (formerly Class R5)	(160,701)	(1,641,692)	(24,153)	(257,602)
	(48,853,220)	$(493,011,815)	(18,429,024)	$(195,044,528)

Notes to Financial Statements – continued

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Net change
Class A	(4,925,952)	$(49,330,197)	5,466,111	$58,433,215
Class B	(59,225)	(556,753)	122,320	1,266,143
Class C	(1,012,278)	(9,852,246)	1,531,697	15,917,571
Class I	(14,606,153)	(146,166,258)	30,153,109	325,899,090
Class R1	10,025	98,143	9,121	99,431
Class R2	20,550	203,109	13,395	145,009
Class R3	24,536	233,044	42,708	466,588
Class R4	3,454	37,096	(122,451)	(1,246,094)
Class R6 (formerly Class R5)	176,308	1,795,682	375,892	3,985,223
	(20,368,735)	$(203,538,380)	37,591,902	$404,966,176

Effective August 26, 2016, Class R5 shares were renamed Class R6 shares.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Federal Reserve funds rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Federal Reserve funds rate plus an agreed upon spread. For the year ended October 31, 2016, the fund’s commitment fee and interest expense were $4,184 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	31,806,274	792,824,138	(787,217,746)	37,412,666

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$498	$—	$112,466	$37,412,666

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XV and the Shareholders of MFS Global Alternative Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Global Alternative Strategy Fund (one of the series of MFS Series Trust XV) (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Global Alternative Strategy Fund as of October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 15, 2016

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Co-Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)	Texas Donuts, Vice Chairman (until 2010)
Michael Hegarty (age 71)	Trustee	December 2004	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (except Ms. Stelmach, Mr. Buller and Ms. Roepke) has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Trust’s Audit Committee.

Trustees and Officers – continued

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Jonathan Davies Andreas Koester Ben Nastou Natalie Shapiro

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS and investment sub-advisory agreement among MFS Series Trust XV, on behalf of the Fund, MFS and UBS (“UBS”) (together, the “Agreements”). The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the Agreements and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS and UBS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the Agreements, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS and UBS under the Agreements and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2015 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, (viii) information regarding the overall organization of MFS, including information about MFS’ senior

Board Review of Investment Advisory Agreement – continued

management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds, and (ix) information regarding the overall organization of UBS, including information about UBS personnel providing investment advisory services to the Fund. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS or UBS.

The Trustees’ conclusion as to the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2015 relative to the Lipper performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that they were satisfied with MFS’ and UBS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees noted that MFS (and not the Fund) pays UBS its sub-advisory fee from its advisory fees. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’

Board Review of Investment Advisory Agreement – continued

approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the advisory fees charged to the Fund and the sub-advisory fee paid by MFS to UBS represent reasonable compensation in light of the services being provided by MFS and UBS to the Fund.

In addition, the Trustees considered MFS’ and UBS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS, UBS, and MFS’ ultimate

Board Review of Investment Advisory Agreement – continued

parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the Agreements, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS and UBS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS and UBS such as reputational value derived from serving as an investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS and MFS’ investment sub-advisory agreement with UBS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available on mfs.com by following these steps once you have selected “Individual Investor” as your role: (1) Click on the “Individual Investor Home” in the top navigation and then select the “Announcements” option within the “Market Outlooks” drop down, or (2) Click on “Products & Services” and “Mutual Funds” and then choose the fund’s name in the “Select a fund” menu.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

For corporate shareholders, 40.72% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2016 and 2015, audit fees billed to MFS Global Alternative Strategy Fund by Deloitte were as follows:

	Audit Fees
	2016	2015
Fees billed by Deloitte:
MFS Commodity Strategy Fund	60,474	60,474
MFS Global Alternative Strategy Fund	64,097	64,097

For the fiscal years ended October 31, 2016 and 2015, fees billed by Deloitte for audit-related, tax and other services provided to MFS Global Alternative Strategy Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS Commodity Strategy Fund	0	0	11,619	11,619	0	20,008
To MFS Global Alternative Strategy Fund	0	0	11,432	11,432	0	16,526

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Commodity Strategy Fund*	0	628,289	0	0	5,000	5,000
To MFS and MFS Related Entities of MFS Global Alternative Strategy Fund*	0	628,289	0	0	5,000	5,000

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by Deloitte:
To MFS Commodity Strategy Fund, MFS and MFS Related Entities #	81,897	664,916
To MFS Global Alternative Strategy Fund, MFS and MFS Related Entities #	81,710	661,247

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of each series of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XV

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 15, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 15, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 15, 2016

*	Print name and title of each signing officer under his or her signature.